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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                            Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2008 through June 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                          Pioneer Bond Fund
--------------------------------------------------------------------------------
                          Annual Report | June 30, 2009
--------------------------------------------------------------------------------




                          Ticker Symbols:
                          Class A   PIOBX
                          Class B   PBOBX
                          Class C   PCYBX
                          Class R   PBFRX
                          Class Y   PICYX
                          Class Z   PIBZX





                          [LOGO]PIONEER
                                Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              16
Schedule of Investments                                      18
Financial Statements                                         45
Financial Highlights                                         49
Notes to Financial Statements                                55
Report of Independent Registered Public Accounting Firm      63
Trustees, Officers and Service Providers                     65


                                Pioneer Bond Fund | Annual Report | 6/30/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Bond Fund | Annual Report | 6/30/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                                Pioneer Bond Fund | Annual Report | 6/30/09    3

Portfolio Management Discussion | 6/30/09

After a crisis in the credit markets caused a general flight to only the highest-quality bond investments in the final six months of 2008, the fixed-income market later appeared to stabilize. Starting in March 2009, investors began to realize that their worst fears for the economy, a repeat of the Depression, would not be realized, and they began purchasing corporate bonds and other securities carrying credit risks, allowing those securities to regain some of the value they had lost in the brutal market of 2008. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond Fund during the 12 months ended June 30, 2009. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Fund.

Q How did the Fund perform during the 12 months ended June 30, 2009?

A Pioneer Bond Fund Class A shares returned 2.65% at net asset value during the 12 months ended June 30, 2009. For the same 12 months, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, the Fund's benchmark, returned 6.05%, while the average return of the 158 mutual funds in Lipper's Corporate Debt, A-rated, category was 0.42%. On June 30, 2009, the 30-day SEC yield on Class A shares was 5.71%.

Q What was the investment environment like over the 12 months ended June 30, 2009?

A Any security with credit risk came under severe pressure over the final half of 2008 and the first two months of 2009. During this period, investor fears were fueled by the failure or near-failure of several large financial institutions and a steady drumbeat of negative economic reports chronicling shrinking gross domestic product (GDP), rising unemployment, and weakening corporate profits. Adding to the anxieties were concerns about the transition from the Bush to the Obama administration and the possibility that national economic policy initiatives would change. Only the highest- quality securities, notably Treasuries and government agency mortgages, performed well, while corporate bonds suffered steep price losses.

  The market began turning around in March 2009 as investors began to realize that the Treasury Department and the Federal Reserve Board (the Fed) were determined to take the steps necessary to pull the economy out of recession. Corporate bonds and other securities with credit risk staged a robust rally in the second quarter of 2009, when the yield spreads -- or differences in yields between lower-quality and higher-quality securities -- narrowed substantially. Lower-quality bonds, such as high-yield bonds rated CCC, outperformed other sectors in the second quarter (April through June


4    Pioneer Bond Fund | Annual Report | 6/30/09
  of 2009), while convertible securities staged a robust rally following their steep losses of the previous year. In a reversal of 2008's flight to safety, Treasuries started losing value as yields crept higher. Government agency mortgages, after performing well in late 2008, continued to produce positive returns, but trailed investment-grade corporate bonds.

  Over the full 12-month period ended June 30, 2009, higher-quality investments outperformed those with credit risk, despite the outperformance by corporate bonds and other credit-sensitive securities in the final four months of the Fund's fiscal year. The Barclays Capital Government Bond Index, for example, produced a 6.63% gain for the 12 months ended June 30, 2009, while the Merrill Lynch High Yield Master II Index returned -3.53, even after a gain of more than 29% in the first half of 2009.

Q What were the principal factors that influenced the Fund's performance during the 12 months ended June 30, 2009?

A The Fund's exposure to high-yield debt and an underweight position in U.S.
  Treasuries were primarily responsible for the Fund's underperformance versus its benchmark over the full 12 months ended June 30, 2009. However, our emphasis on corporates helped the Fund substantially outperform in the first half of 2009 and also helped the Fund outperform its Lipper peer group for the full 12 months. In late 2008 and early 2009, we added to both the Fund's investment-grade and high-yield corporate holdings. We believed corporate bond prices had fallen to compellingly attractive levels, even if the most dire economic forecasts proved correct. BBB-rated and A-rated corporate debt accounted for a total of 30.6% of Fund assets on June 30, 2009, while high-yield assets (rated BB and below) stood at 14.5% of Fund assets. As we increased the Fund's exposure to corporate debt, we reduced investments in government agency mortgages, which had helped the Fund's performance in the final half of 2008. The allocation to mortgages declined from more than half of the Fund's assets on June 30, 2008, to about 38.8% of assets one year later. Even within the Fund's remaining mortgage investments, we built up portfolio positions in non-agency mortgages, which accounted for approximately 8% of Fund assets at the end of the fiscal year on June 30. 2009.

  On June 30, 2009, the average effective duration of the Fund's holdings was
  4.20 years. Reflecting the increased emphasis on corporate bonds, the average credit quality of Fund holdings was A+ on June 30, down from the AA- average credit quality six months earlier on January 1, 2009.

Q What types of individual investments most affected the Fund's results for the six months ended June 30, 2009?

A While we added to the Fund's positions in corporate bonds across all sectors, the largest increases were in the financials sector, where we focused on


                                Pioneer Bond Fund | Annual Report | 6/30/09    5
  higher-quality issues of financial institutions that we thought were best prepared to withstand economic challenges. The emphasis on high-quality financials helped support the Fund's results, as bonds issued by companies such as Goldman Sachs and JPMorgan Chase fared well. Other positive contributors in the financials sector included the securities of insurance companies Allmerica Financial and Platinum Underwriters. Among non-financials, industrials corporation Belden, which produces wire and cable products for communications systems, was a strong contributor to the Fund's results.

  The Fund's underweighted position in Treasuries, however, was the principal factor in its overall underperformance over the 12 months, even though that positioning helped in the final six months of the fiscal year (January 1 through June 30, 2009). In addition, the Fund's increased exposure to non-agency mortgages did not help performance. The non-agency mortgages were hurt when London Interbank (LIBOR) rates, which influence the interest rates charged on mortgages, began declining after the Fed lowered short-term interest rates. At the same time, many banks imposed moratoriums on mortgage foreclosures, thus crimping the income from mortgage portfolios. Despite the disappointing results from non-agency mortgages over the second half of the period, we believe their longer-term potential makes them attractive, as we expect their cash flows to start increasing as mortgage repayments rise.

Q What is your investment outlook?

A We are optimistic that the economy will pull out of recession, although it will take time and we are likely to continue to see short-term swings in market sentiment. We believe the federal fiscal and monetary stimulus efforts will be successful, while corporations are due to start building up the inventories that they allowed to become depleted in 2008. Although consumer savings -- which acts as a brake on economic growth -- may continue to rise, we expect the pace of the savings increase to slow and consumer spending to revive.

  Even after their solid performance in the first half of 2009, we think corporate debt remains attractively priced. Bank loans may be a special area of opportunity.

  Despite this optimistic view, we do not anticipate that corporate debt instruments will perform as well in the second half of 2009 as they did in the first half. We do, however, expect continued improvement in the credit markets, which should support corporate debt.


6    Pioneer Bond Fund | Annual Report | 6/30/09

Please refer to the Schedule of Investments on pages 18-44 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                                Pioneer Bond Fund | Annual Report | 6/30/09    7

Portfolio Summary | 6/30/09

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       36.9%
U.S. Government Securities                                                 34.2%
Collateralized Mortgage Obligations                                         9.7%
Temporary Cash Investment                                                   8.7%
Senior Secured Loan                                                         5.3%
Asset Backed Securities                                                     2.7%
Municipal Bonds                                                             0.8%
Convertible Corporate Bonds                                                 0.8%
Preferred Stock                                                             0.6%
Foreign Government Bonds                                                    0.3%


Portfolio Quality

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         2.3%
AA                                                                          4.7%
A                                                                          12.0%
BBB                                                                        18.6%
BB                                                                         10.7%
B & Lower                                                                   3.8%
Commercial Paper                                                            0.4%
Treasury/Agency                                                            47.5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*


 1.    U.S. Treasury Bonds, 2.75%, 2/15/19                                 2.24%
--------------------------------------------------------------------------------
 2.    U.S. Treasury Bonds, 3.25%, 5/31/16                                 2.00
--------------------------------------------------------------------------------
 3.    U.S. Treasury Bonds, 3.875%, 5/15/18                                1.17
--------------------------------------------------------------------------------
 4.    Federal National Mortgage Association, 5.5%, 7/1/34                 1.16
--------------------------------------------------------------------------------
 5.    U.S. Treasury Strip, 0.0%, 11/15/13                                 0.98
--------------------------------------------------------------------------------
 6.    U.S. Treasury Notes, 4.5%, 5/15/38                                  0.87
--------------------------------------------------------------------------------
 7.    LB-UBS Commercial Mortgage, 5.372%, 9/15/39                         0.81
--------------------------------------------------------------------------------
 8.    Federal National Mortgage Association, 6.0%, 7/1/37                 0.74
--------------------------------------------------------------------------------
 9.    Goldman Sachs Capital, Inc., Floating Rate Note, 12/29/49           0.67
--------------------------------------------------------------------------------
10.    U.S. Treasury Notes, 4.5%, 11/15/15                                 0.65
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Bond Fund | Annual Report | 6/30/09

Prices and Distributions | 6/30/09


Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                              6/30/09                 6/30/08
       A                                 $8.63                   $9.10
--------------------------------------------------------------------------------
       B                                 $8.58                   $9.05
--------------------------------------------------------------------------------
       C                                 $8.54                   $9.02
--------------------------------------------------------------------------------
       R                                 $8.71                   $9.18
--------------------------------------------------------------------------------
       Y                                 $8.55                   $9.02
--------------------------------------------------------------------------------
       Z                                 $8.67                   $9.10
--------------------------------------------------------------------------------


Distributions per Share: 1/1/09-6/30/09
--------------------------------------------------------------------------------

                        Net Investment        Short-Term        Long-Term
     Class                  Income          Capital Gains     Capital Gains
       A                    $0.5540              $ --            $0.1100
--------------------------------------------------------------------------------
       B                    $0.4680              $ --            $0.1100
--------------------------------------------------------------------------------
       C                    $0.4770              $ --            $0.1100
--------------------------------------------------------------------------------
       R                    $0.5315              $ --            $0.1100
--------------------------------------------------------------------------------
       Y                    $0.5773              $ --            $0.1100
--------------------------------------------------------------------------------
       Z                    $0.5796              $ --            $0.1100
--------------------------------------------------------------------------------


                                Pioneer Bond Fund | Annual Report | 6/30/09    9

Performance Update | 6/30/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.


Average Annual Total Returns
(As of June 30, 2009)
--------------------------------------------------------------------------------
                                                   Net Asset     Public Offering
Period                                             Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                           5.42%          4.94%
5 Years                                            4.15           3.20
1 Year                                             2.65          -1.98
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated November 1, 2008)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   1.04%         0.85%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Value of $10,000 Investment

        Pioneer Bond Fund                  Barclays Capital Aggregate Bond Index
6/99    $ 9,550                            $10,000
          9,675                             10,457
6/01     10,710                             11,631
         11,519                             12,634
6/03     12,830                             13,948
         13,213                             13,993
6/05     14,223                             14,944
         14,046                             14,824
6/07     14,792                             15,731
         15,773                             16,852
6/09     16,191                             17,871


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through November 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer Bond Fund | Annual Report | 6/30/09

Performance Update | 6/30/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


Average Annual Total Returns
(As of June 30, 2009)
--------------------------------------------------------------------------------
                                                   If            If
Period                                             Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                           4.49%          4.49%
5 Years                                            3.18           3.18
1 Year                                             1.62          -2.17
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated November 1, 2008)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   1.90%         1.90%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Value of $10,000 Investment

        Pioneer Bond Fund                  Barclays Capital Aggregate Bond Index
6/99    $10,000                            $10,000
         10,048                             10,457
6/01     11,024                             11,631
         11,771                             12,634
6/03     13,000                             13,948
         13,266                             13,993
6/05     14,157                             14,944
         13,853                             14,824
6/07     14,444                             15,731
         15,267                             16,852
6/09     15,514                             17,871


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2010, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                               Pioneer Bond Fund | Annual Report | 6/30/09    11

Performance Update | 6/30/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


Average Annual Total Returns
(As of June 30, 2009)
--------------------------------------------------------------------------------
                                                   If            If
Period                                             Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                           4.45%         4.45%
5 Years                                            3.23          3.23
1 Year                                             1.62          1.62
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated November 1, 2008)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   1.82%         1.82%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Value of $10,000 Investment

        Pioneer Bond Fund                  Barclays Capital Aggregate Bond Index
6/99    $10,000                            $10,000
         10,036                             10,457
6/01     10,986                             11,631
         11,704                             12,634
6/03     12,907                             13,948
         13,180                             13,993
6/05     14,060                             14,944
         13,767                             14,824
6/07     14,372                             15,731
         15,204                             16,852
6/09     15,451                             17,871


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through November 1, 2010, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12    Pioneer Bond Fund | Annual Report | 6/30/09

Performance Update | 6/30/09                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


Average Annual Total Returns
(As of June 30, 2009)
--------------------------------------------------------------------------------
                                                   If            If
Period                                             Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                           5.09%         5.09%
5 Years                                            3.83          3.83
1 Year                                             2.35          2.35
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated November 1, 2008)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   1.31%         1.25%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Value of $10,000 Investment

        Pioneer Bond Fund                  Barclays Capital Aggregate Bond Index
6/99    $10,000                            $10,000
         10,079                             10,457
6/01     11,102                             11,631
         11,881                             12,634
6/03     13,188                             13,948
         13,609                             13,993
6/05     14,598                             14,944
         14,390                             14,824
6/07     15,115                             15,731
         16,045                             16,852
6/09     16,422                             17,871


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitation currently in effect through November 1, 2010, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                               Pioneer Bond Fund | Annual Report | 6/30/09    13

Performance Update | 6/30/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


Average Annual Total Returns
(As of June 30, 2009)
--------------------------------------------------------------------------------
                                                   If            If
Period                                             Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                           5.74%         5.74%
5 Years                                            4.51          4.51
1 Year                                             2.95          2.95
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated November 1, 2008)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   0.61%         0.61%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Value of $10,000 Investment

        Pioneer Bond Fund                  Barclays Capital Aggregate Bond Index
6/99    $10,000                            $10,000
         10,130                             10,457
6/01     11,213                             11,631
         12,100                             12,634
6/03     13,536                             13,948
         14,007                             13,993
6/05     15,137                             14,944
         15,019                             14,824
6/07     15,868                             15,731
         16,965                             16,852
6/09     17,466                             17,871


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14    Pioneer Bond Fund | Annual Report | 6/30/09

Performance Update | 6/30/09                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


Average Annual Total Returns
(As of June 30, 2009)
--------------------------------------------------------------------------------
                                                   If            If
Period                                             Held          Redeemed
--------------------------------------------------------------------------------
10 Years                                           5.53%         5.53%
5 Years                                            4.38          4.38
1 Year                                             3.42          3.42
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated November 1, 2008)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   0.65%         0.65%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

        Value of $10,000 Investment

        Pioneer Bond Fund                  Barclays Capital Aggregate Bond Index
6/99    $10,000                            $10,000
         10,130                             10,457
6/01     11,213                             11,631
         12,060                             12,634
6/03     13,433                             13,948
         13,833                             13,993
6/05     14,891                             14,944
         14,706                             14,824
6/07     15,486                             15,731
         16,571                             16,852
6/09     17,138                             17,871


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitation currently in effect through November 1, 2013, for Class Z Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                               Pioneer Bond Fund | Annual Report | 6/30/09    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2009 through June 30, 2009.


Share Class                A            B           C           R           Y           Z
Beginning Account      $1,000.00    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 1/1/09
---------------------------------------------------------------------------------------------
Ending Account Value   $1,026.50    $1,016.20   $1,016.20   $1,023.50   $1,029.50   $1,034.20
(after expenses)
on 6/30/09
---------------------------------------------------------------------------------------------
Expenses Paid              $4.60        $9.80       $9.44       $6.46       $3.26       $3.37
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.90%, 1.83%, 1.25%, 0.63%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


16    Pioneer Bond Fund | Annual Report | 6/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2009 through June 30, 2009.


Share Class                A            B           C           R           Y           Z
Beginning Account      $1,000.00    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 1/1/09
---------------------------------------------------------------------------------------------
Ending Account Value   $1,020.38    $1,015.37   $1,015.72   $1,018.60   $1,021.67   $1,021.57
(after expenses)
on 6/30/09
---------------------------------------------------------------------------------------------
Expenses Paid              $4.46        $9.49       $9.15       $6.26       $3.16       $3.26
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.90%, 1.83%, 1.25%, 0.63%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                               Pioneer Bond Fund | Annual Report | 6/30/09    17

Schedule of Investments | 6/30/09


----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------
                                         CONVERTIBLE CORPORATE BONDS -- 0.8%
                                         ENERGY -- 0.2%
                                         Coal & Consumable Fuels -- 0.2%
$2,680,000                      BB-/NR   Massey Energy Co., 3.25%, 8/1/15           $1,768,800
                                                                                    ----------
                                         Total Energy                               $1,768,800
----------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.2%
                                         Casinos & Gaming -- 0.2%
 2,300,000                      BB-/NR   Scientific Games Corp., 0.75%, 12/1/24     $2,239,625
                                                                                    ----------
                                         Total Consumer Services                    $2,239,625
----------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                         Health Care Services -- 0.2%
 2,570,000                       B+/B3   Omnicare Inc., 3.25%, 12/15/35             $1,779,725
                                                                                    ----------
                                         Total Health Care Equipment & Services     $1,779,725
----------------------------------------------------------------------------------------------
                                         BANKS -- 0.2%
                                         Regional Banks -- 0.2%
 2,100,000                        A/A3   National City Corp., 4.0%, 2/1/11          $2,063,250
                                                                                    ----------
                                         Total Banks                                $2,063,250
----------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.0%
                                         Integrated Telecommunication Services -- 0.0%
   709,000                       B+/B1   Qwest Communications International, Inc.,
                                         3.5%, 11/15/25                             $  698,365
                                                                                    ----------
                                         Total Telecommunication Services           $  698,365
----------------------------------------------------------------------------------------------
                                         TOTAL CONVERTIBLE CORPORATE BONDS
                                         (Cost $7,401,778)                          $8,549,765
----------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------
                                         PREFERRED STOCKS -- 0.6%
                                         DIVERSIFIED FINANCIALS -- 0.4%
                                         Diversified Financial Services -- 0.4%
     4,880                               Bank of America Corp., 7.25%, 12/31/49     $4,079,826
                                                                                    ----------
                                         Total Diversified Financials               $4,079,826
----------------------------------------------------------------------------------------------
                                         INSURANCE -- 0.2%
                                         Life & Health Insurance -- 0.2%
   153,800                               Delphi Financial Group, Inc., 7.376%,
                                         5/15/37                                    $2,326,225
                                                                                    ----------
                                         Total Insurance                            $2,326,225
----------------------------------------------------------------------------------------------
                                         TOTAL PREFERRED STOCKS
                                         (Cost $7,295,844)                          $6,406,051
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18    Pioneer Bond Fund | Annual Report | 6/30/09

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITIES -- 3.0%
                                         MATERIALS -- 0.0%
                                         Steel -- 0.0%
$   172,534                    AAA/Aaa   CXHE 2006-A AV2, 3.35875%, 6/25/36         $  166,341
                                                                                    ----------
                                         Total Materials                            $  166,341
----------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.7%
                                         Restaurants -- 0.7%
  5,325,000                     BB/Aaa   Dominos Pizza Master Issuer LLC, 7.629%,
                                         4/25/37                                    $2,928,750
  4,535,000                     BB/Ba3   Dunkin Brands Master Finance LLC,
                                         8.28%, 6/20/31 (144A)                       3,779,061
                                                                                    ----------
                                         Total Consumer Services                    $6,707,811
----------------------------------------------------------------------------------------------
                                         BANKS -- 1.9%
                                         Thrifts & Mortgage Finance -- 1.9%
    721,003         0.92       AAA/Aa1   Carrington Mortgage Loan Trust, Floating
                                         Rate Note, 9/25/35                         $  560,100
  2,150,000         0.62      AAA/Baa3   Carrington Mortgage, Floating Rate Note,
                                         10/25/36                                    1,342,892
  1,494,345         0.46       AAA/Ba2   CMLTI 2006-WFH2 A2A, Floating Rate
                                         Note, 8/25/36                                 957,051
  2,575,000         1.03       AA+/Aa1   Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 11/25/35                2,057,551
  3,010,823         0.94       AA+/Aa1   Countrywide Asset-Back Certificates,
                                         Floating Rate Note, 8/25/35                 2,801,044
    543,003         5.07       AAA/Aaa   Countrywide Asset-Backed Certificates,
                                         Floating Rate Note, 12/25/35                  487,682
  1,741,078                    AAA/Aaa   FBR Securitization Trust, 2.76188%,
                                         9/25/35                                     1,504,104
    186,353         1.06       AAA/Aaa   First Franklin Mortgage Loan Asset, Backed
                                         Certificates, Floating Rate Note 9/24/34      144,509
    458,645         0.59       AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                         1/25/37                                       429,235
    574,461         0.78       AAA/Aa2   GSAMP Trust, Floating Rate Note,
                                         11/25/35                                      527,103
  1,009,580         0.95          A/A2   GSAMP Trust, Floating Rate Note,
                                         3/25/35                                       937,609
  5,117,144                   BBB/Baa3   Local Insight Media Finance LLC, 5.88%,
                                         10/23/37 (f)                                3,070,286
  1,322,551         0.37        AAA/A2   Morgan Stanley ABS Capital I, Inc.,
                                         Floating Rate Note, 12/25/36                1,177,920


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    19

-----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
$  530,400          0.93       AA+/Aa2   Morgan Stanley Capital, Inc., Floating Rate
                                         Note, 3/25/35                              $   517,299
   961,535          0.57       AAA/Aa2   Morgan Stanley Ixis Real Estate, Floating
                                         Rate Note, 11/25/36                            912,165
 1,908,707          0.56       AAA/Aa2   SASC 2007-BC4 A3, Floating Rate Note,
                                         11/25/37                                     1,606,361
                                                                                    -----------
                                                                                    $19,032,911
                                                                                    -----------
                                         Total Banks                                $19,032,911
-----------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.4%
                                         Consumer Finance -- 0.1%
   675,364          0.64       AAA/Aa2   Nomura Home Equity Trust, Floating Rate
                                         Note, 3/25/36                              $   631,895
 1,500,000          0.96       AA+/Aa1   RASC 2005-KS7 M1, Floating Rate Note,
                                         8/25/35                                      1,193,155
                                                                                    -----------
                                                                                    $ 1,825,050
-----------------------------------------------------------------------------------------------
                                         Diversified Financial Services -- 0.1%
   420,000          0.96        AA/Aa2   Asset Backed Securities Corp., Floating
                                         Rate Note, 4/25/35                         $   349,092
-----------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.1%
 1,725,000          0.68      AAA/Caa3   MLMI 2006-AR1 A2C, Floating Rate Note,
                                         3/25/37                                    $   544,584
-----------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.1%
   490,918          0.55       AAA/Aaa   Aegis Asset Backed Securities, Floating
                                         Rate Note, 8/25/35                         $   477,364
   900,000          1.22       AAA/Aaa   SLMA 2004-10 A6B, Floating Rate Note,
                                         4/27/26                                        815,760
                                                                                    -----------
                                                                                    $ 1,293,124
                                                                                    -----------
                                         Total Diversified Financials               $ 4,011,850
-----------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $37,187,299)                         $29,918,913
-----------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS --
                                         10.6%
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                         Diversified Support Services -- 0.1%
   975,000                      AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                         8/15/48                                    $   902,957
                                                                                    -----------
                                         Total Commercial Services & Supplies       $   902,957
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

20    Pioneer Bond Fund | Annual Report | 6/30/09

-----------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                          BANKS -- 6.0%
                                          Thrifts & Mortgage Finance -- 6.0%
$ 3,694,881                    AAA/Caa1   Chase Mortgage Finance Corp., 5.5%,
                                          5/25/37                                    $2,943,204
  7,000,000                      AAA/NR   Countrywide Alternative Loan Trust, 5.5%,
                                          4/25/35                                     3,741,430
  3,636,631                      AAA/A3   Countrywide Alternative Loan Trust, 6.0%,
                                          6/25/35                                     2,708,722
    775,745                     AAA/Aaa   Downey Savings & Loan, 0.83625%,
                                          7/19/44                                       361,605
  3,375,000                     AAA/Aaa   GMAC Commercial Mortgage Securities,
                                          Inc., 4.864%, 12/10/41                      2,790,947
  2,900,000                     AAA/Aaa   GS Mortgage Securities Corp. II, 7.12%,
                                          11/18/29                                    2,984,413
  1,242,733          0.92        NR/Aaa   Impac CMB Trust, Floating Rate Note,
                                          11/25/35                                      843,136
    451,054          0.92       AAA/Aaa   Impac Securities Assets Corp., Floating
                                          Rate Note, 11/25/34                           215,911
  1,622,745          0.87       AAA/Aaa   Impac Securities Assets Corp., Floating
                                          Rate Note, 5/25/36                          1,102,011
  2,600,000                     AAA/Aaa   JP Morgan Mortgage Trust, 4.5%,
                                          8/25/19                                     2,480,874
  3,737,280                     AAA/Aaa   JP Morgan Mortgage Trust, 6.0%,
                                          8/25/34                                     3,344,282
  1,750,000                     AAA/Aaa   JPMCC 2002-C3 B, 5.146%, 7/12/35            1,647,842
 10,000,000                     AAA/Aaa   LB-UBS Commercial Mortgage, 5.372%,
                                          9/15/39                                     8,108,107
  2,982,484                     AAA/Aa2   MASTR Adjustable Rate, 5.194229%,
                                          1/25/35                                     2,397,037
    978,891                     AAA/Aaa   MASTR Asset Securitization Trust, 5.5%,
                                          11/25/33                                      885,335
  2,187,845                     BB-/Ba3   Residential Funding Mortgage Security I,
                                          5.5%, 11/25/35                              1,911,942
  8,510,000          5.54         A+/A3   SASC 2007 BHC1 A1, Floating Rate Note,
                                          12/18/49                                    1,237,354
  2,890,000          5.58       BBB-/NR   SASC 2007 BHC1 A2, Floating Rate Note,
                                          12/18/49 (f)                                  132,478
  2,010,000                      NR/Ba1   SBA CMBS Trust, 6.709%, 11/15/36            1,788,900
  1,435,000                      AA/Aa2   TSRAR 2006-1 B, 5.7467%, 10/15/36           1,176,700
  4,470,000                     AAA/Aaa   TSTAR 2006-1A A, 5.668%, 10/15/36           3,933,600
  3,787,250                     AAA/Aaa   Wachovia Bank Commercial Mortgage
                                          Trust, 4.803%, 10/15/41                     3,275,340
  1,977,233                     AAA/Aaa   WAMU Mortgage Pass-Through
                                          Certificates, 4.5%, 8/25/18                 1,907,587
  2,803,433          0.75       AAA/Aa1   WAMU Mortgage Pass-Through
                                          Certificates, Floating Rate Note, 4/25/45   1,435,926


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    21

-------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
$  1,450,000                     AAA/Aaa   WBCMT 2003-C9 B, 5.109%, 12/15/35          $ 1,132,719
   2,938,207                      AAA/NR   Wells Fargo Mortgage Backed Securities,
                                           5.0%, 11/25/20                               2,805,069
   2,370,128                     NR/Baa3   Wells Fargo Mortgage Backed Securities,
                                           5.0%, 3/25/21                                2,144,225
   1,260,253                     AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                           5.25, 12/25/33                               1,237,805
                                                                                      -----------
                                                                                      $60,674,501
                                                                                      -----------
                                           Total Banks                                $60,674,501
-------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.6%
                                           Diversified Financial Services -- 1.3%
   1,610,000          6.28        NR/Aaa   Chase Commercial Mortgage Securities
                                           Corp., Floating Rate Note, 2/12/16         $ 1,608,753
   1,971,036                       NR/A2   CMSI 2006-1 3A1, 5.0%, 2/25/36               1,641,863
     195,000                      AA/Aa2   Crown Castle Towers LLC, 4.878%,
                                           6/15/35                                        189,150
     492,591                     AAA/Aaa   First Horizon Mortgage Pass-Through Trust,
                                           5.0%, 3/25/18                                  489,974
   2,563,281                        A/NR   J.P. Morgan Alternative Loan Trust, 6.0%,
                                           3/25/36                                      1,858,470
   4,634,067                     AAA/AAA   MASTR Alternative Loans Trust, 6.0%,
                                           7/25/34                                      3,915,063
   1,161,890                     AAA/Aaa   Morgan Stanley Capital I, 5.25%,
                                           12/25/17                                     1,156,291
     361,983                     AAA/Aaa   Morgan Stanley Capital I, 7.0%, 7/25/33        349,314
   1,846,294                       B/Ba2   RALI 2005-QA10 A41, 5.7412%,
                                           9/25/35                                      1,147,322
   1,243,528                       AA/B3   Residential Accredit Loans, Inc.,
                                           0.49875%, 5/25/47                              472,103
     718,837          0.62        AAA/B3   Residential Accredit Loans, Inc., Floating
                                           Rate Note, 9/25/46                             471,988
     188,790                     AAA/Aaa   Salomon Brothers Mortgage Securities,
                                           8.0%, 9/25/30                                  169,144
     380,000                      NR/Ba2   Tower 2004-2A F, 6.376%, 12/15/14              376,200
                                                                                      -----------
                                                                                      $13,845,635
-------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.3%
   1,440,000                     AAA/Aaa   Bank of America Commercial Mortgage,
                                           Inc., 4.877%, 7/10/42                      $ 1,255,586
 118,832,383                     AAA/Aaa   MSDWC 2000-1345 X, 0.7259%, 9/3/15             859,622
                                                                                      -----------
                                                                                      $ 2,115,208
                                                                                      -----------
                                           Total Diversified Financials               $15,960,843
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

22    Pioneer Bond Fund | Annual Report | 6/30/09

------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.4%
                                         Mortgage Real Estate Investment Trust -- 0.4%
$4,311,789                     AAA/Aaa   CS First Boston Mortgage Security, 3.5%,
                                         7/25/18                                    $  4,138,858
   674,488                      AA/Aa2   CS First Boston Mortgage Security, 7.0%,
                                         5/25/32                                         363,836
                                                                                    ------------
                                                                                    $  4,502,694
                                                                                    ------------
                                         Total Real Estate                          $  4,502,694
------------------------------------------------------------------------------------------------
                                         Government -- 2.5%
 2,700,000                       NR/NR   Fannie Mae, 5.0%, 3/25/24                  $  2,820,984
 5,000,000                       NR/NR   Fannie Mae, 5.0%, 7/25/33                     5,169,378
   683,633                     AAA/Aaa   Fannie Mae, 5.69%, 1/25/32                      707,501
   515,332                     AAA/Aaa   Federal Home Loan Bank, 6.0%, 4/15/32           536,233
     3,968                       NR/NR   Federal National Mortgage Association,
                                         10.3%, 4/25/19                                    4,180
     7,751                       NR/NR   Federal National Mortgage Association,
                                         10.3%, 4/25/19                                    9,007
 3,400,000                     AAA/Aaa   Federal National Mortgage Association,
                                         5.5%, 2/15/33                                 3,532,807
 1,856,679                     AAA/Aaa   Freddie Mac, 5.0%, 8/15/35                    1,881,939
 5,000,000                       NR/NR   Freddie Mac, 5.0%, 6/15/33                    5,127,292
 3,473,544                     AAA/Aaa   Freddie Mac, 6.1%, 9/15/18                    3,522,726
 1,756,503                     AAA/Aaa   GSR Mortgage Loan Trust, 4.1408%,
                                         6/25/34                                       1,554,398
                                                                                    ------------
                                                                                    $ 24,866,445
                                                                                    ------------
                                         Total Government                           $ 24,866,445
------------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $130,527,982)                        $106,907,440
------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS -- 40.0%
                                         ENERGY -- 4.9%
                                         Integrated Oil & Gas -- 0.3%
 1,200,000                      AA/Aa1   BP Capital Markets Plc, 5.25%, 11/7/13     $  1,287,973
   990,000                   BBB+/Baa1   Marathon Oil Corp., 5.9%, 3/15/18               992,605
    45,000                    BBB/Baa2   Petro-Canada, Inc., 4.0%, 7/15/13                43,699
                                                                                    ------------
                                                                                    $  2,324,277
------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.6%
 5,150,000                   BBB+/Baa2   Transocean Sedco, Inc., 1.5%,
                                         12/15/37 (c)                               $  4,718,688
 1,275,000                   BBB+/Baa2   Transocean Sedco, Inc., 1.625%,
                                         12/15/37                                      1,204,875
                                                                                    ------------
                                                                                    $  5,923,563
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    23

------------------------------------------------------------------------------------------------
             Floating       S&P/Moody's
Principal    Rate (b)       Ratings
Amount       (unaudited)    (unaudited)                                                   Value
------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.4%
$1,000,000          4.43     NR/NR       Sevan Marine ASA, Floating Rate Note,
                                         5/14/13 (144A)                             $   730,000
 2,815,000                   BBB+/Baa1   Weatherford International, Ltd., 9.625%,
                                         3/1/19                                       3,311,586
                                                                                    -----------
                                                                                    $ 4,041,586
------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 1.0%
 2,180,000                    BBB/Baa2   Canadian Natural Resources, Inc.,
                                         5.9%, 2/1/18                               $ 2,226,754
 1,020,000                      BB/Ba3   Chesapeake Energy Corp., 9.5%, 2/15/15       1,027,650
   160,000                       BB/B1   Denbury Resources, Inc., 9.75%, 3/1/16         164,400
 2,035,361                     BBB+/NR   Gazprom International SA,
                                         7.201%, 2/1/20                               1,913,240
 1,605,000                       A/Aa2   Ras Laffan LNG 3, Ltd., 5.832%,
                                         9/30/16 (144A)                               1,573,847
   200,000                    BB+/Baa2   TNK-BP Finance SA, 6.625%, 3/20/17             158,000
 1,000,000                    BB+/Baa2   TNK-BP Finance SA, 6.625%,
                                         3/20/17 (144A)                                 790,000
 2,080,000                    BB+/Baa2   TNK-BP Finance SA, 7.5%,
                                         7/18/16 (144A)                               1,773,200
 1,000,000                    BB+/Baa2   TNK-BP Finance SA, 7.875%,
                                         3/13/18 (144A)                                 840,000
                                                                                    -----------
                                                                                    $10,467,091
------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 0.5%
 2,475,000                    BBB/Baa1   Spectra Energy Capital LLC, 6.2%,
                                         4/15/18                                    $ 2,430,554
 2,890,000                    BBB/Baa2   Valero Energy Corp., 9.375%,
                                         3/15/19 (c)                                  3,291,750
                                                                                    -----------
                                                                                    $ 5,722,304
------------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- 2.1%
   435,000                   BBB-/Baa2   Boardwalk Pipelines LLC, 5.5%, 2/1/17      $   410,490
 1,535,000                    BBB/Baa2   Buckeye Partners LP, 6.05%, 1/15/18          1,394,818
 2,900,000                    BBB/Baa2   DCP Midstream LLC, 9.75%, 3/15/19            3,232,755
 1,150,000                       B+/B1   Holly Energy Partners LP, 6.25%,
                                         3/1/15 (c)                                     991,875
 3,250,000                    BBB/Baa2   Kinder Morgan Energy LP, 5.95%,
                                         2/15/18                                      3,181,367
 1,450,000                   BBB-/Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12
                                         (144A)                                       1,519,876
 3,500,000                   BBB-/Baa3   Plains All America Pipeline LP, 6.125%,
                                         1/15/17                                      3,374,844
 3,885,000                     BBB+/A3   Questar Pipeline Co., 5.83%, 2/1/18          4,032,727
 1,895,000                      BB/Ba1   Southern Union Co., 7.2%, 11/1/66            1,288,600


The accompanying notes are an integral part of these financial statements.

24    Pioneer Bond Fund | Annual Report | 6/30/09

-----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- (continued)
$1,295,000                       A-/A3   Trans-Canada Pipelines LP, 7.125%,
                                         1/15/09                                    $ 1,461,578
                                                                                    -----------
                                                                                    $20,888,930
                                                                                    -----------
                                         Total Energy                               $49,367,751
-----------------------------------------------------------------------------------------------
                                         MATERIALS -- 2.2%
                                         Aluminum -- 0.3%
 2,290,000                        B/B3   Novelis, Inc., 7.25%, 2/15/15              $ 1,740,400
-----------------------------------------------------------------------------------------------
                                         Construction Materials -- 0.1%
 2,260,000          6.64        CCC/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                         12/31/49                                   $ 1,157,640
-----------------------------------------------------------------------------------------------
                                         Diversified Metals & Mining -- 0.9%
 1,865,000                    BBB/Baa1   Anglo American Capital Plc, 9.375%,
                                         4/8/14                                     $ 2,025,856
 2,965,000          5.88      BBB-/Ba2   Freeport-McMoran Copper & Gold, Inc.,
                                         Floating Rate Note, 4/1/15                   2,775,388
 2,725,000                    BBB/Baa1   Rio Tinto Finance Plc, 8.95%, 5/1/14         3,028,145
 1,655,000                     BB+/Ba3   Teck Resources, Ltd., 10.25%,
                                         5/15/16 (c)                                  1,733,613
                                                                                    -----------
                                                                                    $ 9,563,002
-----------------------------------------------------------------------------------------------
                                         Fertilizers & Agricultural Chemicals -- 0.4%
 4,510,000                    BBB/Baa2   Agrium Inc., 6.75%, 1/15/19                $ 4,456,728
    45,000                     A-/Baa1   Potash Corp. Saskatchewan, 4.875%,
                                         3/1/13                                          46,234
                                                                                    -----------
                                                                                    $ 4,502,962
-----------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- 0.1%
   850,000                   BBB-/Baa3   Cytec Industries, Inc., 8.95%, 7/1/17      $   858,500
-----------------------------------------------------------------------------------------------
                                         Steel -- 0.4%
 3,900,000                    BBB/Baa3   ArcelorMittal, Inc., 6.125%, 6/1/18        $ 3,412,500
 1,230,000                    BBB/Baa2   Commercial Metals Co., 7.35%, 8/15/18        1,119,662
                                                                                    -----------
                                                                                    $ 4,532,162
                                                                                    -----------
                                         Total Materials                            $22,354,666
-----------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 2.5%
                                         Aerospace & Defense -- 0.4%
    40,000                       A+/A2   Boeing Co., 5.125%, 2/15/13                $    42,538
 3,020,000                      BB/Ba2   Esterline Technologies, Inc., 6.625%,
                                         3/1/17                                       2,759,525
                                                                                    -----------
                                                                                    $ 2,802,063
-----------------------------------------------------------------------------------------------
                                         Building Products -- 0.1%
 2,225,000          6.72      CCC/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                         12/31/49 (c)                               $ 1,138,444
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    25

-----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.2%
$1,200,000                        A/A2   Caterpillar, Inc., 7.9%, 12/15/18 (c)      $ 1,384,009
   910,000                    BBB/Baa3   Cummins, Inc., 6.75%, 2/15/27                  713,323
                                                                                    -----------
                                                                                    $ 2,097,332
-----------------------------------------------------------------------------------------------
                                         Electrical Component & Equipment -- 0.4%
 2,665,000                     BB+/Ba2   Anixter International Corp., 5.95%,
                                         3/1/15                                     $ 2,198,625
 2,670,000                      B+/Ba2   Belden CDT, Inc., 7.0%, 3/15/17              2,362,950
                                                                                    -----------
                                                                                    $ 4,561,575
-----------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 0.3%
 2,950,000                   BBB-/Baa2   Tyco Electronics Group SA, 6.55%,
                                         10/1/17                                    $ 2,678,382
   525,000                   BBB+/Baa1   Tyco International Group SA, 8.5%,
                                         1/15/19 (c)                                    582,110
                                                                                    -----------
                                                                                    $ 3,260,492
-----------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 0.2%
 2,150,000                   BBB+/Baa1   Ingersoll-Rand Global Holdings Co., 9.5%,
                                         4/15/14                                    $ 2,354,437
-----------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- 0.9%
   495,000                     BB-/Ba2   Ace Hardware Corp., 9.125%, 6/1/16
                                         (144A)                                   $   486,338
 5,660,000                   BBB+/Baa1   GATX Financial Corp., 6.0%, 2/15/18          4,817,803
 4,160,000                   BBB-/Baa2   Glencore Funding LLC, 6.0%, 4/15/14
                                         (144A)                                       3,435,786
                                                                                    -----------
                                                                                    $ 8,739,927
                                                                                    -----------
                                         Total Capital Goods                        $24,954,270
-----------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                         Office Services & Supplies -- 0.3%
 3,110,000                        A/A1   Pitney Bowes, Inc., 5.6%, 3/15/18          $ 3,126,713
                                                                                    -----------
                                         Total Commercial Services & Supplies       $ 3,126,713
-----------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 1.1%
                                         Airlines -- 0.1%
   985,332                       A-/A2   Southwest Airlines Co., 7.67%, 1/2/14      $ 1,022,479
-----------------------------------------------------------------------------------------------
                                         Railroads -- 1.0%
 2,140,000                    BBB/Baa1   Burlington Sante Fe Corp. 5.75%,
                                         3/15/18                                    $ 2,189,731
 3,400,000                       B+/B2   Kansas City Southern Mexico Co.,
                                         7.625%, 12/1/13                              2,924,000
 5,125,000                    BBB/Baa2   Union Pacific Corp., 5.7%, 8/15/18           5,135,476
                                                                                    -----------
                                                                                    $10,249,207
                                                                                    -----------
                                         Total Transportation                       $11,271,686
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

26    Pioneer Bond Fund | Annual Report | 6/30/09

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.1%
                                         Auto Parts & Equipment -- 0.1%
$3,255,000                         D/C   Lear Corp., 8.75%, 12/1/16 (e) (c)         $  854,438
                                                                                    ----------
                                         Total Automobiles & Components             $  854,438
----------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.4%
                                         Household Appliances -- 0.4%
 4,235,000                   BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13              $4,021,615
                                                                                    ----------
                                         Total Consumer Durables & Apparel          $4,021,615
----------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.9%
                                         Casinos & Gaming -- 0.1%
 1,160,000                         D/C   Station Casinos, Inc., 6.625%,
                                         3/15/18 (e)                                $   23,200
----------------------------------------------------------------------------------------------
                                         Education Services -- 0.7%
 2,160,000                     AAA/Aaa   Leland Stanford Junior University, 4.75%,
                                         5/1/19                                     $2,176,740
 2,470,000                     AAA/Aaa   President & Fellows of Harvard Corp.,
                                         3.7%, 4/1/13                                2,506,976
 3,095,000                     AAA/Aaa   President & Fellows of Harvard Corp.,
                                         6.3%, 10/1/37                               3,156,467
                                                                                    ----------
                                                                                    $7,840,183
----------------------------------------------------------------------------------------------
                                         Restaurants -- 0.1%
 1,200,000                        A/A3   McDonald's Corp., 5.35%, 3/1/18            $1,266,203
                                                                                    ----------
                                         Total Consumer Services                    $9,129,586
----------------------------------------------------------------------------------------------
                                         MEDIA -- 1.0%
                                         Broadcasting -- 0.6%
 2,620,000                   BBB+/Baa1   Grupo Televise SA, 6.0%, 5/15/18
                                         (144A)                                     $2,470,167
 4,250,000                      BB-/B3   Intelsat Subsidiary Holding Co., 8.5%,
                                         1/15/13                                     4,080,000
                                                                                    ----------
                                                                                    $6,550,167
----------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 0.4%
 1,600,000                    BBB/Baa1   British Sky Broadcasting Plc, 6.1%,
                                         2/15/18 (144A)                             $1,597,653
   135,000                   BBB+/Baa1   Comcast Corp., 5.3%, 1/15/14                  139,610
   800,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19        907,694
   425,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75, 2/14/19        495,100
                                                                                    ----------
                                                                                    $3,140,057
                                                                                    ----------
                                         Total Media                                $9,690,224
----------------------------------------------------------------------------------------------
                                         RETAILING -- 0.4%
                                         General Merchandise Stores -- 0.2%
 2,000,000                       A+/A2   Target Corp., 5.375%, 5/1/17               $2,057,376
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
                               Pioneer Bond Fund | Annual Report | 6/30/09    27

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                         Specialty Stores -- 0.2%
$1,795,000                        B/B3   Sally Holdings, Inc., 9.25%, 11/15/14
                                         (144A) (c)                                $ 1,786,025
                                                                                   ------------
                                         Total Retailing                           $ 3,843,401
-----------------------------------------------------------------------------------------------
                                         FOOD & DRUG RETAILING -- 0.2%
                                         Hypermarkets & Supercenters -- 0.2%
 2,000,000                      AA/Aa2   Wal-Mart Stores, Inc., 5.875%, 4/5/27     $ 2,070,294
                                                                                   -----------
                                         Total Food & Drug Retailing               $ 2,070,294
-----------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 1.3%
                                         Agricultural Products -- 0.4%
 3,500,000                        A/A2   Cargill Inc., 5.2%, 1/22/13 (144A)        $ 3,541,388
-----------------------------------------------------------------------------------------------
                                         Brewers -- 0.3%
 2,930,000                   BBB+/Baa2   Anheuser-Busch InBev Worldwide, Inc.,
                                         7.75% 1/15/19 (144A) (c)                  $ 3,204,412
    55,000                   BBB+/Baa1   Miller Brewing Co., 5.5%, 8/15/13
                                         (144A)                                         54,381
                                                                                   -----------
                                                                                   $ 3,258,793
-----------------------------------------------------------------------------------------------
                                         Distillers & Vintners -- 0.3%
 2,765,000                     BB-/Ba3   Constellation Brands, Inc., 8.375%,
                                         12/15/14 (c)                              $ 2,771,913
-----------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- 0.1%
 1,250,000                     BBB+/A3   Kellog Co., 5.125%, 12/3/12               $ 1,336,206
-----------------------------------------------------------------------------------------------
                                         Soft Drinks -- 0.1%
    55,000                        A/A2   Bottling Group LLC, 5.0%, 11/15/13        $    57,155
 1,000,000                      A+/Aa2   PepsiCo, Inc., 7.9%, 11/1/18                1,216,604
                                                                                   -----------
                                                                                   $ 1,273,759
-----------------------------------------------------------------------------------------------
                                         Tobacco -- 0.2%
 1,535,000                    BBB/Baa1   UST, Inc., 5.75%, 3/1/18                  $ 1,400,706
                                                                                   -----------
                                         Total Food, Beverage & Tobacco            $13,582,765
-----------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                         Household Products -- 0.1%
 1,250,000                     AA-/Aa3   Procter & Gamble Co., 4.6%, 1/15/14       $ 1,314,603
                                                                                   -----------
                                         Total Household & Personal Products       $ 1,314,603
-----------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                         Health Care Facilities -- 0.1%
   155,885                      BB-/B2   HCA, Inc., 9.625%, 11/15/16               $   154,326
   385,000                      BB/Ba3   HCA, Inc. 8.5%, 4/15/19                       377,300
   310,000                      BB-/B2   HCA, Inc. 9.875%, 2/15/17 (c)                 313,100
                                                                                   -----------
                                                                                   $   844,726
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

28    Pioneer Bond Fund | Annual Report | 6/30/09

-----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.3%
$3,275,000                     A-/Baa1   United Health Group, Inc., 4.875%,
                                         2/15/13 (c)                                $ 3,310,334
                                                                                    -----------
                                         Total Health Care Equipment & Services     $ 4,155,060
-----------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY -- 0.6%
                                         Biotechnology -- 0.5%
 5,055,000                   BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13            $ 5,172,958
-----------------------------------------------------------------------------------------------
                                         Pharmaceuticals -- 0.1%
 1,000,000                       AA/A1   Abbott Laboratories, Inc., 5.125%,
                                         4/1/19                                     $ 1,029,630
                                                                                    -----------
                                         Total Pharmaceuticals & Biotechnology      $ 6,202,588
-----------------------------------------------------------------------------------------------
                                         BANKS -- 4.7%
                                         Diversified Banks -- 1.3%
 3,515,000                     A+/Baa1   Barclays Plc, 6.05%, 12/4/17 (c)           $ 3,048,096
 3,400,000                     AA-/Aa2   BNP Paribas SA, 1.34438%, 4/27/17            2,819,426
 1,855,000                        A/A2   Industrial Bank of Korea, 7.125%,
                                         4/23/14 (c)                                  1,912,793
 5,520,000                      AA-/A1   Wachovia Corp., 5.75%, 6/15/17 (c)           5,445,806
                                                                                    -----------
                                                                                    $13,226,121
-----------------------------------------------------------------------------------------------
                                         Regional Banks -- 3.4%
 1,870,000                     BBB+/A2   American Express Bank FSB, 5.5%,
                                         4/16/13                                    $ 1,835,160
 4,500,000                       A/Aa3   Branch Banking & Trust Co., 4.875%,
                                         1/15/13 (c)                                  4,343,832
 1,190,000                        A/NR   Cobank ACB, 7.875%, 4/16/18 (144A)           1,139,809
 2,030,000                   BBB+/Baa1   Keycorp, 6.5%, 5/14/13                       2,022,534
 2,505,000                      A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18         2,368,282
 1,435,000                        A/A2   PNC Bank NA, 6.0%, 12/7/17                   1,328,427
 6,273,000          8.25      BBB/Baa2   PNC Funding Corp., Floating Rate Note,
                                         5/29/49 (c)                                  5,393,525
 2,755,000                     A-/Baa1   Sovereign Bancorp, 8.75%, 5/30/18            2,709,554
 6,670,000                     BBB+/A2   State Street Capital Corp., 8.25%,
                                         3/15/42                                      5,634,416
 4,000,000                     BBB+/A2   US Bancorp, 6.189%, 4/15/49                  2,700,000
 3,520,000                     AA-/Aa3   Wachovia Bank NA, 6.0%, 11/15/17             3,547,526
 1,275,000                      A-/Ba3   Wells Fargo Capital Corp., 9.75%,
                                         12/29/49 (c)                                 1,233,563
   585,000                      BB+/NR   Zions BanCorp, 5.5%, 11/16/15                  421,081
                                                                                    -----------
                                                                                    $34,677,709
                                                                                    -----------
                                         Total Banks                                $47,903,830
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    29

------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 7.6%
                                          Asset Management & Custody Banks -- 1.2%
$ 2,000,000                      A+/Aa3   Bank of New York, 4.95%, 3/15/15           $ 1,910,304
  3,945,000                       A-/A3   Eaton Vance Corp., 6.5%, 10/2/17             3,732,795
  4,400,000                    BB+/Baa3   Janus Capital Group, Inc., 6.7%, 6/15/17     3,842,432
  2,800,000                        A/A2   State Street Corp., 7.65%, 6/15/10           2,872,887
                                                                                     -----------
                                                                                     $12,358,418
------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 2.1%
  4,435,000                    BB+/Baa2   American General Finance, Inc., 6.9%,
                                          12/15/17                                   $ 2,401,473
  3,875,000                       A+/A1   American Honda Finance Corp., 6.7%,
                                          10/1/13 (144A)                               3,908,034
  3,400,000                      BBB/A3   Capital One Bank USA NA, 8.8%,
                                          7/15/19                                      3,473,522
    810,000                    BBB/Baa1   Capital One Financial Corp., 7.375%,
                                          5/23/14                                        835,256
  2,575,000                        A/A2   Caterpillar Financial, Inc., 7.05%,
                                          10/1/18                                      2,713,288
  2,630,000                   CCC+/Caa1   Ford Motor Credit Co., 5.7%, 1/15/10 (c)     2,538,347
  3,750,000                     AAA/Aaa   John Deere Capital Corp., 2.875%,
                                          6/19/12                                      3,842,584
  3,155,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14       2,369,090
                                                                                     -----------
                                                                                     $22,081,594
------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 1.5%
  3,000,000                       A-/A3   Bank of America Corp., 7.8%, 2/15/10       $ 3,083,514
  2,575,000                      A+/Aa3   JP Morgan Chase & Co., 6.0%, 1/15/18         2,558,023
  1,000,000                      A+/Aa3   JP Morgan Chase & Co., 6.3%, 4/23/19         1,005,824
  4,900,000                     BBB+/A2   JP Morgan Chase & Co., 7.9%, 4/29/49         4,287,990
  1,100,000                       A-/A3   Nationsbank Corp., 7.75%, 8/15/15            1,093,758
  1,065,160                     A-/Baa1   PF Export Receivable Master Trust,
                                          6.436%, 6/1/15 (144A)                        1,075,812
  1,601,105                    BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                          1/1/12 (144A)                                1,578,401
                                                                                     -----------
                                                                                     $14,683,322
------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 1.7%
  2,000,000                        A/A1   Goldman Sachs, Inc., 5.5%, 11/15/14        $ 2,004,574
 11,040,000          5.79        BBB/A3   Goldman Sachs Capital, Inc., Floating Rate
                                          Note, 12/29/49                               6,728,328
  3,325,000                        A/A2   Merrill Lynch & Co., 5.45%, 2/5/13           3,236,213
  4,765,000                        A/A2   Morgan Stanley Dean Witter Co., 6.625%,
                                          4/1/18                                       4,750,257
                                                                                     -----------
                                                                                     $16,719,372
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

30    Pioneer Bond Fund | Annual Report | 6/30/09

------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 1.1%
$3,080,000                      BB-/Ba2   CIT Group, Inc., 7.625%, 11/30/12 (c)      $ 2,109,018
 5,781,339                      NR/Baa3   Coso Geothermal Power LLC, 7.0%,
                                          7/15/26 (144A)                               4,963,974
 2,500,000                    BBB+/Baa2   International Lease Finance Corp.,
                                          6.375%, 3/25/13                              1,902,035
 2,000,000                        A+/A1   National Rural Utilities Corp., 5.45%,
                                          2/1/18                                       2,038,154
                                                                                     -----------
                                                                                     $11,013,181
                                                                                     -----------
                                          Total Diversified Financials               $76,855,887
------------------------------------------------------------------------------------------------
                                          INSURANCE -- 3.4%
                                          Insurance Brokers -- 0.1%
 1,560,000                       BB+/B1   Leucadia National, Inc., 7.125%,
                                          3/15/17 (144A)                             $ 1,267,500
------------------------------------------------------------------------------------------------
                                          Life & Health Insurance -- 0.4%
 1,690,000                      A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19      $ 1,704,319
 2,800,000                       A/Baa2   Prudential Financial Corp., 5.15%,
                                          1/15/13 (c)                                  2,717,246
                                                                                     -----------
                                                                                     $ 4,421,565
------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 1.2%
 4,620,000                      BB/Baa3   Liberty Mutual Group, Inc., 7.0%,
                                          3/15/37 (144A)                             $ 2,813,118
 3,035,000                    BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                          6/15/14 (144A)                               2,542,037
   650,000          10.75       BB/Baa3   Liberty Mutual Group, Inc., Floating Rate
                                          Note, 6/15/58 (144A)                           468,000
 2,650,000                         A/A3   Loew Corp., 5.25%, 3/15/16 (c)               2,662,797
 4,200,000                     BBB/Baa1   MetLife, Inc., 10.75%, 8/1/39                4,199,202
                                                                                     -----------
                                                                                     $12,685,154
------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 0.8%
 5,000,000                    BBB-/Baa3   Hanover Insurance Group, Inc., 7.625%,
                                          10/15/25                                   $ 4,200,000
 4,135,000                        B-/NR   Kingsway America, Inc., 7.5%, 2/1/14         2,026,150
 2,000,000                        A-/A2   Travelers Companies, Inc., 6.25%,
                                          6/15/37                                      2,071,282
                                                                                     -----------
                                                                                     $ 8,297,432
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    31

------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.7%
$2,150,000                      AAA/Aa2   Berkshire Hathway, Inc., 5.0%, 8/15/13     $ 2,255,528
 2,270,000          14.00       BB/Caa3   MBIA Insurance Corp., Floating Rate Note,
                                          1/15/33 (144A) (c)                             862,600
 5,048,000                      BBB+/NA   Platinum Underwriters HD, 7.5%, 6/1/17       4,307,262
                                                                                     -----------
                                                                                     $ 7,425,390
                                                                                     -----------
                                          Total Insurance                            $34,097,041
------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 1.9%
                                          Diversified Real Estate Activities -- 0.4%
 4,125,000                        A-/A2   WEA Finance LLC, 7.125%, 4/15/18 (c)       $ 3,828,536
   640,000                        A-/A2   WEA Finance LLC, 7.5%, 6/2/14 (144A)           634,577
                                                                                     -----------
                                                                                     $ 4,463,113
------------------------------------------------------------------------------------------------
                                          Real Estate Operating Companies -- 0.5%
 8,180,000                        B+/B1   Forest City Enterprises, Inc., 7.625%,
                                          6/1/15                                     $ 5,153,400
------------------------------------------------------------------------------------------------
                                          Retail Real Estate Investment Trust -- 0.4%
 3,470,000                      AA+/Aa2   Trustreet Properties, Inc., 7.5%, 4/1/15   $ 3,563,253
------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trust -- 0.6%
 4,125,000                    BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16       $ 3,574,127
   860,000                    BBB-/Baa2   Health Care, Inc., 6.0%, 11/15/13              789,133
   935,000                    BBB-/Baa2   Health Care, Inc., 8.0%, 9/12/12               924,026
   565,000                     BBB-/Ba1   Ventas Realty Capital Corp., 7.125%,
                                          6/1/15 (144A)                                  545,225
                                                                                     -----------
                                                                                     $ 5,832,511
                                                                                     -----------
                                          Total Real Estate                          $19,012,277
------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.4%
                                          Data Processing & Outsourced Services -- 0.2%
 3,095,000                      B-/Caa1   First Data Corp., 9.875%, 9/24/15
                                          (144A) (c)                                 $ 2,197,450
------------------------------------------------------------------------------------------------
                                          Systems Software -- 0.2%
 1,800,000                         A/A2   Oracle Corp., 5.75%, 4/15/18               $ 1,898,717
                                                                                     -----------
                                          Total Software & Services                  $ 4,096,167
------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                                          Computer Hardware -- 0.2%
 1,700,000                         A/A2   Hewlett-Packard Co., 4.5%, 3/1/13          $ 1,767,422
------------------------------------------------------------------------------------------------
                                          Computer Storage & Peripherals -- 0.1%
   855,000                      BB+/Ba1   Seagate Technology International LLC,
                                          10.0%, 5/1/14                              $   881,719
------------------------------------------------------------------------------------------------
                                          Electronic Equipment & Instruments -- 0.4%
 5,070,000                     BBB-/Ba1   Agilent Technologies, Inc., 6.5%, 11/1/17  $ 4,412,974
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

32    Pioneer Bond Fund | Annual Report | 6/30/09

-----------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                          Electronic Manufacturing Services -- 0.2%
$2,170,000                      BB-/Ba2   Flextronics International, Ltd., 6.5%,
                                          5/15/13                                    $2,088,625
                                                                                     ----------
                                          Total Technology Hardware & Equipment      $9,150,740
-----------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.3%
                                          Semiconductor Equipment -- 0.3%
 3,140,000                     BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18       $2,823,092
                                                                                     ----------
                                          Total Semiconductors                       $2,823,092
-----------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.8%
                                          Integrated Telecommunications Services -- 0.8%
 1,200,000                         A/A2   AT&T Inc., 5.6%, 5/15/18                   $1,206,479
 1,000,000                         A/A2   Bellsouth Capital Funding Corp 7.75%,
                                          2/15/10                                     1,038,490
 1,990,000                    BBB-/Baa3   Embarq Corp., 7.082%, 6/1/16                1,943,418
 1,805,000                       BB/Ba2   Frontier Communications Corp., 8.25%,
                                          5/1/14                                      1,714,750
 2,725,000                       BB/Ba3   Windstream Corp., 8.125%, 8/1/13 (c)        2,636,438
                                                                                     ----------
                                                                                     $8,539,575
                                                                                     ----------
                                          Total Telecommunication Services           $8,539,575
-----------------------------------------------------------------------------------------------
                                          UTILITIES -- 3.6%
                                          Electric Utilities -- 2.5%
 1,275,000                    BBB+/Baa2   CenterPoint Energy Houston Electric LLC,
                                          7.0%, 3/1/14                               $1,377,771
   980,000                    BBB+/Baa2   Commonwealth Edison Corp., 6.15%,
                                          9/15/17                                     1,018,124
   822,513                    BBB-/Baa3   Crocket Cogeneration LP, 5.869%,
                                          3/30/25 (144A)                                608,405
 2,270,000                    BBB+/Baa2   Entergy Gulf States, Inc., 5.7%, 6/1/15     2,208,426
 1,511,748                    BBB-/Baa3   FPL Energy America Wind LLC, 6.639%,
                                          6/20/23 (144A)                              1,447,620
   555,450                      BB-/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                          6/27/17 (144A)                                502,682
 1,925,000                     BBB/Baa2   Israel Electric Corp., Ltd., 7.25%,
                                          1/15/19 (144A)                              1,901,451
   610,000                     BBB/Baa2   Israel Electric Corp., Ltd., 9.375%,
                                          1/28/20 (144A)                                683,783
   910,000                     BBB/Baa3   Nevada Power Co., 6.5%, 8/1/18                930,504
 5,055,000                    BBB+/Baa2   NY State Gas and Electric, Corp., 6.15%,
                                          12/15/17 (144A)                             4,918,520
 1,190,998                        NR/WR   Orcal Geothermal, Inc., 6.21%, 12/30/20
                                          (144A)                                        898,358
 2,690,000                     BB+/Baa3   Public Service Company of New Mexico,
                                          7.95%, 5/15/18                              2,611,554
 2,500,000                     CCC/Caa1   TXU Energy Co., 10.25%, 11/1/15 (c)         1,556,250


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    33

-------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------
                                          Electric Utilities -- (continued)
$ 3,550,000                   BBB+/Baa2   West Penn Power Co., 5.95%, 12/15/17       $  3,165,088
                                                                                     ------------
                                                                                     $ 23,828,536
-------------------------------------------------------------------------------------------------
                                          Gas Utilities -- 0.1%
  2,450,000                       A/Aa3   Nakilat, Inc., 6.267%, 12/31/33 (144A)     $  1,931,556
-------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.9%
  2,675,000                     BB-/Ba3   Intergen NV, 9.0%, 6/30/17                 $  2,534,563
  2,105,000                   BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                          3/30/21 (144A)                                1,676,633
  2,610,000                   BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                          7/31/29 (144A)                                2,178,071
  2,712,843                      BB/Ba2   Tenaska Alabama, Inc., 7.0%, 6/30/21
                                          (144A)                                        2,335,646
                                                                                     ------------
                                                                                     $  8,724,913
-------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.1%
  1,365,000                      BB/Ba2   NSG Holdings LLC, 7.75%, 12/15/25
                                          (144A)                                     $  1,092,000
    445,589                       NR/NR   Ormat Funding Corp., 8.25%, 12/30/20            354,232
                                                                                     ------------
                                                                                     $  1,446,232
                                                                                     ------------
                                          Total Utilities                            $ 35,931,237
-------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $425,295,722)                        $404,349,506
-------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AND AGENCY
                                          OBLIGATIONS -- 37.2%
    800,000                     AAA/Aaa   Federal Home Loan Bank, 4.0%, 3/30/12      $    847,410
 15,415,980                     AAA/Aaa   Federal Home Loan Mortgage Corp., 4.5%,
                                          11/1/18 - 11/1/20                            15,877,908
  7,871,818                     AAA/Aaa   Federal Home Loan Mortgage Corp., 5.0%,
                                          10/1/20 - 6/1/35                              8,140,810
  7,915,495                     AAA/Aaa   Federal Home Loan Mortgage Corp., 5.5%,
                                          12/1/18 - 11/1/35                             8,219,080
 15,786,676                     AAA/Aaa   Federal Home Loan Mortgage Corp., 6.0%,
                                          5/1/17 - 6/1/35                              16,573,696
  1,266,718                     AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%,
                                          3/1/13 - 11/1/33                              1,352,495
     12,921                     AAA/Aaa   Federal Home Loan Mortgage Corp., 7.0%,
                                          11/1/30                                          14,027
      5,610                     AAA/Aaa   Federal Home Loan Mortgage Corp., 8.0%,
                                          8/1/31                                            6,021
      2,038                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          8.048%, 10/1/33                                   2,070
  4,156,442                     AAA/Aaa   Federal National Mortgage Association,
                                          4.0%, 7/1/18 - 3/1/36                         4,163,047


The accompanying notes are an integral part of these financial statements.

34    Pioneer Bond Fund | Annual Report | 6/30/09

------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
$19,691,517                     AAA/Aaa   Federal National Mortgage Association,
                                          4.5%, 4/1/19 - 3/1/37                      $20,126,648
 17,278,480                     AAA/Aaa   Federal National Mortgage Association,
                                          5.0%, 1/1/20 - 2/1/36                       17,918,115
 35,408,485                     AAA/Aaa   Federal National Mortgage Association,
                                          5.5%, 9/1/17 - 6/1/36                       36,787,498
  3,000,000                     AAA/Aaa   Federal National Mortgage Association,
                                          5.75%, 1/15/12                               3,309,696
 32,874,354                     AAA/Aaa   Federal National Mortgage Association,
                                          6.0%, 6/1/16 - 7/1/37                       34,495,053
  2,159,428                     AAA/Aaa   Federal National Mortgage Association,
                                          6.5%, 7/1/29 - 7/1/34                        2,319,937
  2,289,216                     AAA/Aaa   Federal National Mortgage Association,
                                          7.0%, 3/1/12 - 1/1/32                        2,440,079
      7,549                     AAA/Aaa   Federal National Mortgage Association,
                                          7.5%, 8/1/20 - 4/1/30                            8,249
     44,752                     AAA/Aaa   Federal National Mortgage Association,
                                          8.0%, 4/1/20 - 5/1/31                           48,896
 15,016,122                     AAA/Aaa   Government National Mortgage
                                          Association, 4.5%, 7/15/33 - 6/15/38        15,069,229
  3,114,501                     AAA/Aaa   Government National Mortgage
                                          Association, 5.0%, 10/15/18 - 4/15/35        3,215,448
 18,649,551                     AAA/Aaa   Government National Mortgage
                                          Association, 5.5%, 10/15/17 - 2/15/37       19,402,685
 22,636,297                     AAA/Aaa   Government National Mortgage
                                          Association, 6.0%, 4/15/14 - 10/15/36       23,731,663
 10,813,996                     AAA/Aaa   Government National Mortgage
                                          Association, 6.5%, 8/15/11 - 7/15/35        11,615,362
  1,482,528                     AAA/Aaa   Government National Mortgage
                                          Association, 7.0%,
                                          12/15/13 - 10/15/31                          1,616,675
    160,654                     AAA/Aaa   Government National Mortgage
                                          Association, 7.5%, 8/15/11 - 12/15/31          175,666
     10,002                     AAA/Aaa   Government National Mortgage
                                          Association, 7.75%, 2/15/30                     11,225
      8,705                     AAA/Aaa   Government National Mortgage
                                          Association, 8.0%, 5/15/10                       9,050
  4,970,135                     AAA/Aaa   Government National Mortgage
                                          Association I, 5.5%,
                                          10/15/17 - 11/15/19                          5,271,267
    329,865                     AAA/Aaa   Government National Mortgage
                                          Association, I, 6.0%, 2/15/29                  347,016
     90,318                     AAA/Aaa   Government National Mortgage
                                          Association, I, 7.0%,
                                          12/15/30 - 3/15/31                              98,699


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    35

-------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
$    18,153                     AAA/Aaa   Government National Mortgage
                                          Association, I, 7.5%, 10/15/29             $     19,926
  2,276,222                     AAA/Aaa   Government National Mortgage
                                          Association II, 4.5%,
                                          12/20/34 - 1/20/35                            2,277,761
  2,039,853                     AAA/Aaa   Government National Mortgage
                                          Association, II, 5.5%,
                                          10/20/19 - 11/20/34                           2,121,272
    107,844                     AAA/Aaa   Government National Mortgage
                                          Association, II, 6.5%,
                                          2/20/29 - 4/20/29                               116,157
    465,320                     AAA/Aaa   Government National Mortgage
                                          Association, II, 7.0%,
                                          11/20/28 - 12/20/30                             506,305
 24,000,000                     AAA/Aaa   U.S. Treasury Bonds, 2.75%, 2/15/19 (c)      22,477,440
  6,380,000                     AAA/Aaa   U.S. Treasury Bonds, 3.125%,
                                          5/15/19 (c)                                   6,170,672
 20,000,000                     AAA/Aaa   U.S. Treasury Bonds, 3.25%, 5/31/16 (c)      20,087,500
 11,420,000                     AAA/Aaa   U.S. Treasury Bonds, 3.875%, 5/15/18         11,767,065
  1,500,000                     AAA/Aaa   U.S. Treasury Bonds, 4.25%, 11/15/13          1,620,938
  1,000,000                     AAA/Aaa   U.S. Treasury Bonds, 4.37%, 3/31/12           1,081,874
  4,750,000                     AAA/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23           5,786,094
  3,461,880                     AAA/Aaa   U.S. Treasury Inflation Notes, 2.0%,
                                          1/15/14                                       3,540,852
  1,500,000                     AAA/Aaa   U.S. Treasury Notes, 1.125%, 1/15/12          1,490,391
  1,750,000                     AAA/Aaa   U.S. Treasury Notes, 3.625%, 5/15/13          1,851,035
    625,000                     AAA/Aaa   U.S. Treasury Notes, 4.0%, 2/15/15              664,014
  1,000,000                     AAA/Aaa   U.S. Treasury Notes, 4.125%, 5/15/15          1,066,562
  2,500,000                     AAA/Aaa   U.S. Treasury Notes, 4.25%, 8/15/15           2,679,883
  3,000,000                     AAA/Aaa   U.S. Treasury Notes, 4.375%,
                                          2/15/38 (c)                                   3,029,533
  6,000,000                     AAA/Aaa   U.S. Treasury Notes, 4.5%, 11/15/15           6,524,064
  1,000,000                     AAA/Aaa   U.S. Treasury Notes, 4.5%, 2/15/16            1,084,453
  3,500,000                     AAA/Aaa   U.S. Treasury Notes, 4.5%, 2/15/36            3,605,546
  8,435,000                     AAA/Aaa   U.S. Treasury Notes, 4.5%, 5/15/38 (c)        8,707,822
  2,000,000                     AAA/Aaa   U.S. Treasury Notes, 4.75%, 5/15/14           2,205,000
    840,000                     AAA/Aaa   U.S. Treasury Notes, 5.5%, 8/15/28              970,594
    450,000                     AAA/Aaa   U.S. Treasury Notes, 7.875%, 2/15/21            610,945
 10,960,000                     AAA/Aaa   U.S. Treasury Strip, 0.0%, 11/15/13           9,804,268
    500,000                     AAA/Aaa   U.S. Treasury Strip, 0.0%, 5/15/13              458,803
                                                                                     ------------
                                                                                     $375,541,489
-------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                          (Cost $364,662,920)                        $375,541,489
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

36    Pioneer Bond Fund | Annual Report | 6/30/09

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------
                                         FOREIGN GOVERNMENT BONDS -- 0.3%
$1,840,000                        A/A2   Bank of Korea Import/Export, 8.125%,
                                         1/21/14                                    $2,014,119
 1,460,000                        A/A2   Korea Development Bank, 5.3%, 1/17/13       1,441,163
                                                                                    ----------
                                                                                    $3,455,282
----------------------------------------------------------------------------------------------
                                         TOTAL FOREIGN GOVERNMENT BONDS
                                         (Cost $3,291,496)                          $3,455,282
----------------------------------------------------------------------------------------------
                                         MUNICIPAL BONDS -- 0.9%
                                         Municipal Higher Education -- 0.9%
 4,380,000                     AAA/Aa3   California State University Revenue, 5.0%,
                                         11/1/39                                    $4,138,355
 4,600,000                     AAA/Aaa   Connecticut State Health & Education,
                                         5.0%, 7/1/42                                4,681,512
                                                                                    ----------
                                                                                    $8,819,867
----------------------------------------------------------------------------------------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $8,818,679)                          $8,819,867
----------------------------------------------------------------------------------------------
                                         SENIOR SECURED FLOATING RATE
                                         LOAN INTERESTS -- 5.8%*
                                         ENERGY -- 0.2%
                                         Integrated Oil & Gas -- 0.2%
 1,786,500          8.00        B+/Ba3   Hudson Products Holdings, Inc., Term
                                         Loan, 8/24/15                              $1,625,715
                                                                                    ----------
                                         Total Energy                               $1,625,715
----------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.7%
                                         Diversified Chemical -- 0.2%
 1,598,000          7.65       BB+/Ba1   Ashland, Inc., Term B Borrowing, 5/13/14   $1,610,584
----------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.5%
 2,122,404          6.75         B+/B2   Graham Packaging Co., C Term Loan,
                                         4/5/14                                     $2,104,364
   212,086          2.63         B+/B2   Graham Packaging Co., B Term Loan,
                                         10/7/11                                       202,050
 2,955,000          3.74        BB/Ba2   Graphic Packaging International, Inc.,
                                         Incremental Term, 5/16/14                   2,804,480
                                                                                    ----------
                                                                                    $5,110,894
                                                                                    ----------
                                         Total Materials                            $6,721,478
----------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 0.3%
                                         Aerospace & Defense -- 0.3%
 3,384,375          4.10        B+/Ba3   Aeroflex, Inc., Tranche B-1 Term, 8/15/14  $2,741,344
----------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.0%
   912,849          8.00       B-/Caa1   Accuride Corp., Term Advance, 1/31/12      $  714,761
                                                                                    ----------
                                         Total Capital Goods                        $3,456,105
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    37

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                         Environmental & Facilities Services -- 0.2%
$2,954,774          2.32          D/B2   Synagro Technologies, Inc.,
                                         Term Loan, 4/2/14                          $2,334,271
                                                                                    ----------
                                         Total Commercial Services & Supplies       $2,334,271
----------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.1%
                                         Air Freight & Couriers -- 0.1%
   402,514          3.60         B/Ba2   TNT Logistics Plc, Additional Pre-funded
                                         Loan, 11/4/13                              $  276,393
 1,204,373          3.31        NR/Ba2   TNT Logistics Plc, U.S. Term Loan,
                                         11/4/13                                       845,068
                                                                                    ----------
                                                                                    $1,121,461
                                                                                    ----------
                                         Total Transportation                       $1,121,461
----------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.4%
                                         Tires & Rubber -- 0.4%
 4,190,000          2.07        BB/Ba1   Goodyear Tire & Rubber Co., Second Lien
                                         Loan, 4/30/14                              $3,571,227
                                                                                    ----------
                                         Total Automobiles & Components             $3,571,227
----------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.1%
                                         Housewares & Specialties -- 0.1%
 1,075,459          3.10       BB-/Ba2   Jarden Corp., Term Loan B-3, 1/24/12       $1,041,179
                                                                                    ----------
                                         Total Consumer Durables & Apparel          $1,041,179
----------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.2%
                                         Casinos & Gaming -- 0.2%
   774,030          5.25        CCC/B3   Fontainebleau Las Vegas LLC, Delayed
                                         Draw, 5/17/14                              $  218,663
 1,548,060          4.32         NA/NA   Fontainebleau Las Vegas LLC, Initial Term
                                         Loan, 6/6/14                                  437,327
   394,140          3.71       BB-/Ba3   Gateway Casinos & Entertainment LLC,
                                         Delayed Draw, 9/30/14                         249,622
 1,946,006          3.71       BB-/Ba3   Gateway Casinos & Entertainment LLC,
                                         Term Advance, 9/30/14                       1,232,471
                                                                                    ----------
                                                                                    $2,138,083
                                                                                    ----------
                                         Total Consumer Services                    $2,138,083
----------------------------------------------------------------------------------------------
                                         MEDIA -- 0.3%
                                         Broadcasting -- 0.2%
 3,300,000          2.56       B-/Baa2   Univision Communication, Inc., Initial Term
                                         Loan, 9/29/14                              $2,476,178
----------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 0.1%
   951,331          2.57          B/B3   Knology, Inc., Term Loan, 4/30/12          $  877,603
                                                                                    ----------
                                         Total Media                                $3,353,781
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

38    Pioneer Bond Fund | Annual Report | 6/30/09

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                         RETAILING -- 0.1%
                                         Internet Retail -- 0.1%
$1,358,000          3.84      BBB-/Ba1   Ticketmaster Corp.,
                                         Term B Loan, 7/25/14                       $ 1,290,100
                                                                                    -----------
                                         Total Retailing                            $ 1,290,100
-----------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                         Health Care Equipment -- 0.4%
 4,148,262          4.42         B+/B2   Talecris Biotherapeutics Holdings Corp.,
                                         First Term Lien, 12/6/13                   $ 3,774,918
-----------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 0.5%
 1,678,905          2.90       BB-/Ba3   CHS/Community Health Systems, Inc.,
                                         Funded Term, 7/25/14                       $ 1,515,402
    85,650          2.56       BB-/Ba3   CHS/Community Health Systems, Inc.,
                                         Delayed Draw, 7/25/14                           77,309
 2,433,059          2.85        B+/Ba2   HCA, Inc., Tranche B Term, 11/18/13          2,201,919
 1,267,566          3.12        B+/Ba2   Sun Health Care Group, Inc., Term Loan,
                                         4/19/14                                      1,125,757
   265,517          0.50        B+/Ba2   Sun Health Care Group, Inc., Delayed
                                         Draw, 4/19/14                                  235,812
                                                                                    -----------
                                                                                    $ 5,156,199
-----------------------------------------------------------------------------------------------
                                         Health Care Services -- 0.2%
 2,815,352          2.56       BB-/Ba3   Catalent Pharma Solutions, Inc., Dollar
                                         Term Loan, 4/10/14                         $ 2,348,474
-----------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.2%
 1,418,397          3.85        BB-/B1   Bausch & Lomb, Inc., Term Loan,
                                         4/24/15                                    $ 1,305,685
   360,000          3.32        BB-/B1   Bausch & Lomb, Inc., Delayed Draw,
                                         4/24/15                                        248,544
                                                                                   ------------
                                                                                    $ 1,554,229
                                                                                   ------------
                                         Total Health Care Equipment & Services     $12,833,820
-----------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                         Life Sciences Tools & Services -- 0.1%
 1,042,125          5.25     BBB-/Baa3   Life Technologies Corp., Term B Facility,
                                         6/11/16                                    $ 1,044,268
                                                                                   ------------
                                         Total Pharmaceuticals & Biotechnology      $ 1,044,268
-----------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.5%
                                         Diversified Financial Services -- 0.5%
 5,530,000          2.78        BB/Ba2   Metavante Corp., Term Loan, 11/1/14        $ 5,353,731
                                                                                    -----------
                                         Total Diversified Financials               $ 5,353,731
-----------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.3%
                                         IT Consulting & Other Services -- 0.2%
 2,412,879          2.46        BB/Ba3   Sungard Data Systems, Inc., New U.S.
                                         Term, 2/28/14                              $ 2,243,977
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    39

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount       (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------
                                         Systems Software -- 0.1%
$  487,368          6.00        B+/Ba2   Macrovision Solutions Corp., Term Loan,
                                         5/2/13                                        $   486,150
                                                                                       -----------
                                         Total Software & Services                     $ 2,730,127
--------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                         Electronic Components -- 0.1%
   328,962          3.38       BB-/Ba1   Flextronics Semiconductor, Ltd., A-1-A
                                         Delayed Draw, 10/1/14                         $   272,804
 1,144,788          3.04       BB-/Ba1   Flextronics Semiconductor, Ltd., A Closing
                                         Date Loan, 10/1/14                                949,357
                                                                                       -----------
                                                                                       $ 1,222,161
                                                                                       -----------
                                         Total Technology Hardware & Equipment         $ 1,222,161
--------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.5%
                                         Integrated Telecommunication Services -- 0.3%
   239,624          3.31         B+/B2   Telesat Canada, U.S. Term II Loan,
                                         10/24/14                                      $   223,499
 2,789,831          3.31         B+/B2   Telesat Canada, U.S. Term I Loan,
                                         10/24/14                                        2,602,099
                                                                                       -----------
                                                                                       $ 2,825,598
--------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 0.2%
   796,975          2.60       BB-/Ba2   Centennial Cellular Co., New Term Loan,
                                         2/9/11                                        $   793,165
 1,180,000          3.32        BB-/B3   Intelsat Jackson Holdings, Ltd., Term Loan,
                                         2/1/14                                            985,300
                                                                                       -----------
                                                                                       $ 1,778,465
                                                                                       -----------
                                         Total Telecommunication Services              $ 4,604,063
--------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.4%
                                         Electric Utilities -- 0.1%
 1,965,000          3.82      BBB-/Ba1   Texas Competitive Electric Holdings, Inc.,
                                         Initial Tranche B-2, 10/10/13                 $ 1,409,027
--------------------------------------------------------------------------------------------------
                                         Independent Power Producer & Energy Traders -- 0.3%
 2,915,686          3.48         B+/B2   Calpine Corp., First Priority Term, 3/31/14   $ 2,588,482
                                                                                       -----------
                                         Total Utilities                               $ 3,997,509
--------------------------------------------------------------------------------------------------
                                         TOTAL SENIOR SECURED FLOATING RATE
                                         LOAN INTERESTS
                                         (Cost $64,540,980)                            $58,439,079
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

40    Pioneer Bond Fund | Annual Report | 6/30/09

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 9.5%
                                          SECURITIES LENDING COLLATERAL -- 9.5% (d)
                                          Certificates of Deposit:
$ 2,145,981                               Abbey National Plc, 1.27%, 8/13/09            $    2,145,981
  3,218,972                               Royal Bank of Canada NY, 1.19%, 8/7/09             3,218,972
  3,862,766                               Svenska Bank NY, 1.48%, 7/8/09                     3,862,766
  4,287,575                               Cafco, 0.40%, 10/1/09                              4,287,575
  3,002,037                               Ciesco, 0.40%, 9/1/09                              3,002,037
  3,218,770                               Fasco, 0.25%, 7/10/09                              3,218,770
  4,288,052                               Kithaw, 0.40%, 9/21/09                             4,288,052
  4,290,900                               Merrill Lynch, 0.61%, 8/14/09                      4,290,900
  4,291,962                               CBA, 1.35%, 7/16/09                                4,291,962
  4,291,962                               Societe Generale, 1.06%, 9/4/09                    4,291,962
  4,291,962                               U.S. Bank NA, 0.76%, 8/24/09                       4,291,962
                                                                                        --------------
                                                                                        $   41,190,939
------------------------------------------------------------------------------------------------------
                                          Commercial Paper:
  4,291,962                               Monumental Global Funding, Ltd., 1.28%,
                                          8/17/09                                       $    4,291,962
  2,145,981                               CME Group, Inc., 1.21%, 8/6/09                     2,145,981
  3,220,161                               GE, 0.47%, 9/18/09                                 3,220,161
    866,307                               GE, 0.79%, 10/26/09                                  866,307
  4,214,707                               American Honda Finance Corp., 1.27%,
                                          7/14/09                                            4,214,707
  4,291,962                               HSBC Bank, Inc., 1.31%, 8/14/09                    4,291,962
  1,072,991                               IBM, 0.88%, 9/25/09                                1,072,991
  3,862,766                               New York Life Global, 0.75%, 9/4/09                3,862,766
                                                                                        --------------
                                                                                        $   23,966,837
------------------------------------------------------------------------------------------------------
                                          Tri-party Repurchase Agreements:
 12,017,494                               Deutsche Bank, 0.08%, 7/1/09                  $   12,017,494
 14,309,102                               Barclays Capital Markets, 0.01%, 7/1/09           14,309,102
                                                                                        --------------
                                                                                        $   26,326,596
------------------------------------------------------------------------------------------------------
   Shares
------------------------------------------------------------------------------------------------------
                                          Money Market Mutual Fund:
  4,291,962                               JPMorgan U.S. Government
                                          Money Market Fund                             $    4,291,963
------------------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $95,776,335)                            $   95,776,335
------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 108.7%
                                          (Cost $1,144,799,035) (a)                     $1,098,163,727
------------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND
                                          LIABILITIES -- (8.7)%                         $  (87,896,441)
------------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                    $1,010,267,286
======================================================================================================


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    41

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2009, the value of these securities amounted to $60,356,148 or 6.0% of total net assets.

(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $1,142,897,431 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 32,576,890
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (77,310,594)
                                                                                   ------------
       Net unrealized loss                                                         $(44,733,704)
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)    At June 30, 2009, the following securities were out on loan:


       Principal
       Amount                 Security                                             Value
       $1,375,000     Anheuser-Busch InBev Worldwide, Inc., 7.75% 1/15/19
                      (144A)                                                       $1,503,777
        3,400,000     Barclays Plc, 6.05%, 12/4/17                                  2,948,372
        4,455,000     Branch Banking & Trust Co., 4.875%, 1/15/13                   4,300,394
        1,000,000     Caterpillar, Inc., 7.9%, 12/15/18                             1,153,341
        2,202,000     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49           1,126,676
        2,034,000     CIT Group, Inc., 7.625%, 11/30/12                             1,392,774
          475,000     Constellation Brands, Inc., 8.375%, 12/15/14                    476,188
        1,650,000     First Data Corp., 9.875%, 9/24/15 (144A)                      1,171,500
        1,038,000     Ford Motor Credit Co., 5.7%, 1/15/10                          1,001,827
          306,000     HCA, Inc. 9.875%, 2/15/17                                       309,060
          640,000     Holly Energy Partners LP, 6.25%, 3/1/15                         552,000
        1,836,000     Industrial Bank of Korea, 7.125%, 4/23/14                     1,893,201
        1,359,000     Lear Corp., 8.75%, 12/1/16 (e)                                  356,738
        2,400,000     Loew Corp., 5.25%, 3/15/16                                    2,411,590
        2,166,000     MBIA Insurance Corp., Floating Rate Note, 1/15/33 (144A)        823,080
        1,660,000     PNC Funding Corp., Floating Rate Note, 5/29/49                1,427,268
        2,121,000     Prudential Financial Corp., 5.15%, 1/15/13                    2,058,314
        1,739,000     Sally Holdings, Inc., 9.25%, 11/15/14 (144A)                  1,730,305
        1,638,000     Teck Resources, Ltd., 10.25%, 5/15/16                         1,715,805
        2,456,000     TXU Energy Co., 10.25%, 11/1/15                               1,528,860
        5,000,000     Transocean Sedco, Inc., 1.5%, 12/15/37                        4,581,250


The accompanying notes are an integral part of these financial statements.

42    Pioneer Bond Fund | Annual Report | 6/30/09

Principal
Amount          Security                                       Value
$   500,000     Tyco International Group SA, 8.5%, 1/15/19     $   554,390
    237,000     United Health Group, Inc., 4.875%, 2/15/13         239,557
 19,500,000     U.S. Treasury Bonds, 3.25%, 5/31/16             19,585,313
  2,000,000     U.S. Treasury Notes, 4.375%, 2/15/38             2,019,689
  1,650,000     U.S. Treasury Notes, 4.5%, 5/15/38               1,703,368
 23,750,000     U.S. Treasury Bonds, 2.75%, 2/15/19             22,243,300
  6,000,000     U.S. Treasury Bonds, 3.125%, 5/15/19             5,803,140
  2,161,000     Valero Energy Corp., 9.375%, 3/15/19             2,461,409
  1,000,000     Wachovia Corp., 5.75%, 6/15/17                     986,559
    530,000     WEA Finance LLC, 7.125%, 4/15/18                   491,909
  1,200,000     Wells Fargo Capital Corp., 9.75%, 12/29/49       1,161,000
    700,000     Windstream Corp., 8.125%, 8/1/13                   677,250
--------------------------------------------------------------------------
                Total                                          $92,389,202
==========================================================================

(d)    Securities lending collateral is managed by Credit Suisse, New York
       Branch.

(e)    Security is in default and is non-income producing.

(f)    Security is fair valued (see note A).

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2009, were as follows:


                                               Purchases            Sales
 Long-term U.S. Government                     $ 92,881,597         $290,869,913
 Other Long-term Securities                    $213,574,974         $129,899,239

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    43

The following is a summary of the inputs used as of June 30, 2009, in valuing the Funds's assets:


                                   Level 1       Level 2           Level 3       Total
 Asset Backed Securities           $       --    $   26,848,627    $3,070,286    $   29,918,913
 Collateralized mortgage backed            --       106,774,962       132,478       106,907,440
 Corporate bonds & notes                   --       404,349,506            --       404,349,506
 Convertible bonds & notes                 --         8,549,765            --         8,549,765
 Municipal bonds                           --         8,819,867            --         8,819,867
 Sovereign debt obligations                --       378,996,771            --       378,996,771
 Floating rate loan interests              --        58,439,079            --        58,439,079
 Convertible preferred stock        4,079,826         2,326,225            --         6,406,051
 Temporary cash investments         4,291,963        91,484,372            --        95,776,335
-----------------------------------------------------------------------------------------------
 Total                             $8,371,789    $1,086,589,174    $3,202,764    $1,098,163,727
===============================================================================================


The following is a reconciliation of assets valued using significant observable inputs (Level 3):


                                                                      Collateralized
                                                       Asset Backed   Mortgage
                                                       Securities     Backed            Total
 Balance as of 12/31/08                                $       --     $ 3,789,160       $3,789,160
 Realized gain (loss)                                          --              --               --
 Change in unrealized appreciation (depreciation)(1)           --        (826,511)        (826,511)
 Net purchases (sales)                                         --              --               --
 Transfers in and out of Level 3                        3,070,286      (2,830,171)         240,115
--------------------------------------------------------------------------------------------------
 Balance as of 6/30/09                                 $3,070,286     $   132,478       $3,202,764
==================================================================================================

1 Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.


The accompanying notes are an integral part of these financial statements.

44    Pioneer Bond Fund | Annual Report | 6/30/09

Statement of Assets and Liabilities | 6/30/09


ASSETS:
  Investment in securities (including securities loaned of $92,389,202)
   (cost $1,144,799,035)                                                    $1,098,163,727
  Cash                                                                           5,682,877
  Receivables --
   Investment securities sold                                                        5,927
   Fund shares sold                                                              2,454,875
   Dividends and interest                                                       10,032,211
   Due from Pioneer Investment Management, Inc.                                     82,103
  Other                                                                             56,561
------------------------------------------------------------------------------------------
     Total assets                                                           $1,116,478,281
------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $    5,909,906
   Fund shares repurchased                                                         916,413
   Dividends                                                                     3,337,781
   Upon return of securities loaned                                             95,776,335
  Due to affiliates                                                                121,393
  Unrealized depreciation on unfunded corporate loans                                7,152
  Accrued expenses                                                                 142,015
------------------------------------------------------------------------------------------
     Total liabilities                                                      $  106,210,995
------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $1,096,064,763
  Distributions in excess of net investment income                              (2,829,782)
  Accumulated net realized loss on investments                                 (36,325,235)
  Net unrealized loss on investments                                           (46,642,460)
------------------------------------------------------------------------------------------
     Total net assets                                                       $1,010,267,286
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $320,036,257/37,082,671 shares)                         $         8.63
  Class B (based on $31,738,051/3,700,509 shares)                           $         8.58
  Class C (based on $53,045,479/6,212,295 shares)                           $         8.54
  Class R (based on $15,404,199/1,768,493 shares)                           $         8.71
  Class Y (based on $589,661,216/68,927,570 shares)                         $         8.55
  Class Z (based on $382,084/44,090 shares)                                 $         8.67
MAXIMUM OFFERING PRICE:
  Class A ($8.63 [divided by] 95.5%)                                        $         9.04
==========================================================================================


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    45

Statement of Operations

For the Year Ended 6/30/09



INVESTMENT INCOME:
  Dividends                                              $    548,957
  Interest                                                 59,965,459
  Income from securities loaned, net                          420,104
--------------------------------------------------------------------------------------
     Total investment income                                              $ 60,934,520
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                        $  4,510,617
  Transfer agent fees
   Class A                                                    348,982
   Class B                                                    105,631
   Class C                                                     53,484
   Class R                                                      2,847
   Class Y                                                    143,592
   Class Z                                                         47
  Distribution fees
   Class A                                                    688,882
   Class B                                                    313,108
   Class C                                                    417,533
   Class R                                                     64,377
  Shareholder communications expense                          478,474
  Administrative fees                                         340,019
  Custodian fees                                               59,431
  Registration fees                                           102,048
  Professional fees                                           124,841
  Printing expense                                             83,105
  Fees and expenses of nonaffiliated trustees                  36,114
  Miscellaneous                                               164,829
--------------------------------------------------------------------------------------
     Total expenses                                                       $  8,037,961
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                            (657,161)
     Less fees paid indirectly                                                  (5,166)
--------------------------------------------------------------------------------------
     Net expenses                                                         $  7,375,634
--------------------------------------------------------------------------------------
       Net investment income                                              $ 53,558,886
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $ (4,267,378)
--------------------------------------------------------------------------------------
  Change in net unrealized loss from:
   Investments                                           $(23,567,074)
   Unfunded corporate loans                                  (206,680)    $(23,773,754)
--------------------------------------------------------------------------------------
  Net loss on investments                                                 $(28,041,132)
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $ 25,517,754
======================================================================================


The accompanying notes are an integral part of these financial statements.

46    Pioneer Bond Fund | Annual Report | 6/30/09

Statements of Changes in Net Assets

For the Years Ended 6/30/09 and 6/30/08, respectively


                                                                  Year Ended           Year Ended
                                                                  6/30/09              6/30/08
FROM OPERATIONS:
Net investment income                                             $   53,558,886       $   51,825,913
Net realized gain (loss) on investments                               (4,267,378)          22,626,379
Change in net unrealized gain (loss) on investments                  (23,773,754)          (5,359,675)
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations           $   25,517,754       $   69,092,617
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.55 and $0.44 per share, respectively)              $  (17,975,138)      $  (13,384,781)
   Class B ($0.47 and $0.35 per share, respectively)                  (1,730,327)          (1,396,309)
   Class C ($0.48 and $0.36 per share, respectively)                  (2,394,084)          (1,444,779)
   Class R ($0.53 and $0.42 per share, respectively)                    (800,978)            (415,563)
   Class Y ($0.58 and $0.47 per share, respectively)                 (36,661,955)         (36,608,750)
   Class Z ($0.58 and $0.46 per share, respectively)                     (12,170)              (5,199)
Net realized gain:
   Class A ($0.11 and $0.00 per share, respectively)                  (3,453,124)                  --
   Class B ($0.11 and $0.00 per share, respectively)                    (396,155)                  --
   Class C ($0.11 and $0.00 per share, respectively)                    (501,217)                  --
   Class R ($0.11 and $0.00 per share, respectively)                    (153,607)                  --
   Class Y ($0.11 and $0.00 per share, respectively)                  (6,405,050)                  --
   Class Z ($0.11 and $0.00 per share, respectively)                      (1,237)                  --
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $  (70,485,042)      $  (53,255,381)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  384,747,141       $  457,654,598
Shares issued in reorganization                                      108,889,002           90,154,588
Reinvestment of distributions                                         34,561,507           29,121,113
Cost of shares repurchased                                          (530,397,256)        (507,259,339)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                           $   (2,199,606)      $   69,670,960
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          $  (47,166,894)      $   85,508,196
NET ASSETS:
Beginning of year                                                  1,057,434,180          971,925,984
-----------------------------------------------------------------------------------------------------
End of year                                                       $1,010,267,286       $1,057,434,180
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $   (2,829,782)      $    1,544,313
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                               Pioneer Bond Fund | Annual Report | 6/30/09    47

                                       '09 Shares      '09 Amount             '08 Shares      '08 Amount
Class A
Shares sold                             15,553,093     $132,784,018            12,106,796     $111,370,558
Shares issued in reorganization          4,425,282       37,482,135                    --               --
Reinvestment of distributions            1,731,953       14,470,158               937,422        8,600,726
Less shares repurchased                (13,868,617)    (117,130,438)          (15,591,016)    (143,012,771)
----------------------------------------------------------------------------------------------------------
   Net increase (decrease)               7,841,711     $ 67,605,873            (2,546,798)    $(23,041,487)
==========================================================================================================
Class B
Shares sold                              1,505,037     $ 12,681,671             1,431,526     $ 13,124,674
Reinvestment of distributions              194,697        1,616,128               117,584        1,072,898
Less shares repurchased                 (1,768,893)     (14,896,110)           (1,863,870)     (16,985,938)
----------------------------------------------------------------------------------------------------------
   Net decrease                            (69,159)    $   (598,311)             (314,760)    $ (2,788,366)
==========================================================================================================
Class C
Shares sold                              4,636,458     $ 38,745,573             2,411,449     $ 21,862,115
Reinvestment of distributions              201,354        1,663,357                88,577          805,704
Less shares repurchased                 (2,594,613)     (21,719,772)           (2,018,254)     (18,323,495)
----------------------------------------------------------------------------------------------------------
   Net increase                          2,243,199     $ 18,689,158               481,772     $  4,344,324
==========================================================================================================
Class R
Shares sold                              1,668,291     $ 14,324,093             1,111,634     $ 10,336,628
Reinvestment of distributions               94,300          794,045                37,244          345,439
Less shares repurchased                 (1,220,449)     (10,440,197)             (642,234)      (5,949,196)
----------------------------------------------------------------------------------------------------------
   Net increase                            542,142     $  4,677,941               506,644     $  4,732,871
==========================================================================================================
Class Y
Shares sold                             22,039,575     $185,940,489            33,131,515     $300,860,623
Shares issued in reorganization          8,500,817       71,406,867             9,939,866       90,154,588
Reinvestment of distributions            1,925,529       16,016,659             2,008,520       18,296,346
Less shares repurchased                (42,239,439)    (366,207,372)          (35,477,686)    (322,987,939)
----------------------------------------------------------------------------------------------------------
   Net increase (decrease)              (9,773,518)    $(92,843,357)            9,602,215     $ 86,323,618
==========================================================================================================
Class Z
Shares sold                                 33,110     $    271,297                11,249     $    100,000
Reinvestment of distributions                  136            1,160                    --               --
Less shares repurchased                       (404)          (3,367)                   --               --
----------------------------------------------------------------------------------------------------------
   Net increase                             32,842     $    269,090                11,249     $    100,000
==========================================================================================================


The accompanying notes are an integral part of these financial statements.

48    Pioneer Bond Fund | Annual Report | 6/30/09

Financial Highlights

                                                                                      Year            Year
                                                                                      Ended           Ended
                                                                                      6/30/09         6/30/08
Class A
Net asset value, beginning of period                                                  $   9.10        $   8.95
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $   0.50        $   0.43
 Net realized and unrealized gain (loss) on investments                                  (0.31)           0.16
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $   0.19        $   0.59
Distributions to shareowners:
 Net investment income                                                                   (0.55)          (0.44)
 Net realized gain                                                                       (0.11)             --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  (0.47)       $   0.15
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $   8.63        $   9.10
===============================================================================================================
Total return*                                                                             2.65%           6.64%
Ratio of net expenses to average net assets+                                              0.89%(a)        1.00%
Ratio of net investment income to average net assets+                                     5.88%           4.60%
Portfolio turnover rate                                                                     34%             73%
Net assets, end of period (in thousands)                                              $320,036        $265,959
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.09%           1.04%
 Net investment income                                                                    5.68%           4.56%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             0.89%(a)        1.00%
 Net investment income                                                                    5.88%           4.60%
===============================================================================================================


                                                                                      Year            Year            Year
                                                                                      Ended           Ended           Ended
                                                                                      6/30/07         6/30/06         6/30/05
Class A
Net asset value, beginning of period                                                  $   8.89        $   9.40        $   9.18
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $   0.40        $   0.35        $   0.40
 Net realized and unrealized gain (loss) on investments                                   0.07           (0.47)           0.29
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $   0.47        $  (0.12)       $   0.69
Distributions to shareowners:
 Net investment income                                                                   (0.41)          (0.39)          (0.47)
 Net realized gain                                                                          --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  0.06         $  (0.51)       $   0.22
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.95         $   8.89        $   9.40
==============================================================================================================================
Total return*                                                                             5.31%          (1.25)%          7.64%
Ratio of net expenses to average net assets+                                              1.00%           1.00%           1.05%
Ratio of net investment income to average net assets+                                     4.48%           3.91%           4.27%
Portfolio turnover rate                                                                     31%             60%             49%
Net assets, end of period (in thousands)                                              $284,592        $208,454        $174,055
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.00%           1.11%           1.18%
 Net investment income                                                                    4.48%           3.80%           4.14%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             1.00%           1.00%           1.05%
 Net investment income                                                                    4.48%           3.91%           4.27%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.


The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/09  49

                                                                                      Year            Year
                                                                                      Ended           Ended
                                                                                      6/30/09         6/30/08
Class B
Net asset value, beginning of period                                                  $  9.05         $  8.90
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $  0.42         $  0.34
 Net realized and unrealized gain (loss) on investments                                 (0.31)           0.16
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  0.11         $  0.50
Distributions to shareowners:
 Net investment income                                                                  (0.47)          (0.35)
 Net realized gain                                                                      (0.11)             --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ (0.47)        $  0.15
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.58         $  9.05
==============================================================================================================
Total return*                                                                            1.62%           5.70%
Ratio of net expenses to average net assets+                                             1.90%           1.90%
Ratio of net investment income to average net assets+                                    4.90%           3.72%
Portfolio turnover rate                                                                    34%             73%
Net assets, end of period (in thousands)                                              $31,738         $34,106
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            1.99%           1.90%
 Net investment income                                                                   4.81%           3.72%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            1.90%           1.89%
 Net investment income                                                                   4.90%           3.73%
==============================================================================================================


                                                                                      Year            Year            Year
                                                                                      Ended           Ended           Ended
                                                                                      6/30/07         6/30/06         6/30/05
Class B
Net asset value, beginning of period                                                  $  8.85         $  9.36         $  9.14
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $  0.33         $  0.27         $  0.32
 Net realized and unrealized gain (loss) on investments                                  0.05           (0.47)           0.28
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  0.38         $ (0.20)        $  0.60
Distributions to shareowners:
 Net investment income                                                                  (0.33)          (0.31)          (0.38)
 Net realized gain                                                                         --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  0.05         $ (0.51)        $  0.22
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.90         $  8.85         $  9.36
==============================================================================================================================
Total return*                                                                            4.26%          (2.14)%          6.72%
Ratio of net expenses to average net assets+                                             1.92%           1.90%           1.95%
Ratio of net investment income to average net assets+                                    3.55%           3.06%           3.39%
Portfolio turnover rate                                                                    31%             60%             49%
Net assets, end of period (in thousands)                                              $36,366         $49,552         $56,828
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            2.02%           1.99%           2.02%
 Net investment income                                                                   3.45%           2.97%           3.32%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            1.90%           1.90%           1.95%
 Net investment income                                                                   3.57%           3.06%           3.39%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

50  Pioneer Bond Fund | Annual Report | 6/30/09

                                                                                      Year            Year
                                                                                      Ended           Ended
                                                                                      6/30/09         6/30/08
Class C
Net asset value, beginning of period                                                  $  9.02         $  8.87
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $  0.42         $  0.35
 Net realized and unrealized gain (loss) on investments                                 (0.31)           0.16
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  0.11         $  0.51
Distributions to shareowners:
 Net investment income                                                                  (0.48)          (0.36)
 Net realized gain                                                                      (0.11)             --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ (0.48)        $  0.15
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.54         $  9.02
==============================================================================================================
Total return*                                                                            1.62%           5.80%
Ratio of net expenses to average net assets+                                             1.83%           1.82%
Ratio of net investment income to average net assets+                                    4.93%           3.79%
Portfolio turnover rate                                                                    34%             73%
Net assets, end of period (in thousands)                                              $53,045         $35,784
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            1.83%           1.82%
 Net investment income                                                                   4.93%           3.79%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            1.83%           1.82%
 Net investment income                                                                   4.93%           3.79%
==============================================================================================================


                                                                                      Year            Year            Year
                                                                                      Ended           Ended           Ended
                                                                                      6/30/07         6/30/06         6/30/05
Class C
Net asset value, beginning of period                                                  $  8.81         $  9.32         $  9.11
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $  0.33         $  0.28         $  0.32
 Net realized and unrealized gain (loss) on investments                                  0.06           (0.47)           0.28
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  0.39         $ (0.19)        $  0.60
Distributions to shareowners:
 Net investment income                                                                  (0.33)          (0.32)          (0.39)
 Net realized gain                                                                         --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  0.06         $ (0.51)        $  0.21
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.87         $  8.81         $  9.32
==============================================================================================================================
Total return*                                                                            4.39%          (2.08)%          6.68%
Ratio of net expenses to average net assets+                                             1.85%           1.89%           1.92%
Ratio of net investment income to average net assets+                                    3.62%           3.07%           3.24%
Portfolio turnover rate                                                                    31%             60%             49%
Net assets, end of period (in thousands)                                              $30,934         $35,942         $42,160
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            1.85%           1.89%           1.92%
 Net investment income                                                                   3.62%           3.07%           3.24%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            1.84%           1.89%           1.91%
 Net investment income                                                                   3.63%           3.07%           3.25%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/09  51

                                                                                      Year            Year
                                                                                      Ended           Ended
                                                                                      6/30/09         6/30/08
Class R
Net asset value, beginning of period                                                  $  9.18         $  9.05
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $  0.48         $  0.40
 Net realized and unrealized gain (loss) on investments                                 (0.31)           0.15
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  0.17         $  0.55
Distributions to shareowners:
 Net investment income                                                                  (0.53)          (0.42)
 Net realized gain                                                                      (0.11)             --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ (0.47)        $  0.13
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.71         $  9.18
==============================================================================================================
Total return*                                                                            2.35%           6.15%
Ratio of net expenses to average net assets+                                             1.25%           1.25%
Ratio of net investment income to average net assets+                                    5.53%           4.35%
Portfolio turnover rate                                                                    34%             73%
Net assets, end of period (in thousands)                                              $15,404         $11,263
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            1.30%           1.31%
 Net investment income                                                                   5.48%           4.30%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            1.25%           1.25%
 Net investment income                                                                   5.53%           4.35%
==============================================================================================================


                                                                                      Year            Year            Year
                                                                                      Ended           Ended           Ended
                                                                                      6/30/07         6/30/06         6/30/05
Class R
Net asset value, beginning of period                                                  $ 8.99          $ 9.50          $ 9.28
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $ 0.39          $ 0.34          $ 0.36
 Net realized and unrealized gain (loss) on investments                                 0.06           (0.47)           0.30
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $ 0.45          $(0.13)         $ 0.66
Distributions to shareowners:
 Net investment income                                                                 (0.39)          (0.38)          (0.44)
 Net realized gain                                                                        --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ 0.06          $(0.51)         $ 0.22
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $ 9.05          $ 8.99          $ 9.50
=============================================================================================================================
Total return*                                                                           5.04%          (1.43)%          7.27%
Ratio of net expenses to average net assets+                                            1.25%           1.25%           1.31%
Ratio of net investment income to average net assets+                                   4.24%           3.50%           3.77%
Portfolio turnover rate                                                                   31%            60%              49%
Net assets, end of period (in thousands)                                              $6,511          $3,042          $1,259
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                           1.44%          1.46%            1.43%
 Net investment income                                                                  4.05%          3.29%            3.65%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                           1.25%          1.25%            1.31%
 Net investment income                                                                  4.24%          3.50%            3.77%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

52  Pioneer Bond Fund | Annual Report | 6/30/09

                                                                                      Year            Year
                                                                                      Ended           Ended
                                                                                      6/30/09         6/30/08
Class Y
Net asset value, beginning of period                                                  $   9.02        $   8.88
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $   0.53        $   0.45
 Net realized and unrealized gain (loss) on investments                                  (0.31)           0.16
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $   0.22        $   0.61
Distributions to shareowners:
 Net investment income                                                                   (0.58)          (0.47)
 Net realized gain                                                                       (0.11)             --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  (0.47)       $   0.14
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $   8.55        $   9.02
===============================================================================================================
Total return*                                                                             2.95%           6.91%
Ratio of net expenses to average net assets+                                              0.63%           0.59%
Ratio of net investment income to average net assets+                                     6.10%           5.02%
Portfolio turnover rate                                                                     34%             73%
Net assets, end of period (in thousands)                                              $589,661        $710,219
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             0.64%           0.61%
 Net investment income                                                                    6.09%           5.00%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             0.63%           0.59%
 Net investment income                                                                    6.10%           5.02%
===============================================================================================================


                                                                                      Year            Year            Year
                                                                                      Ended           Ended           Ended
                                                                                      6/30/07         6/30/06         6/30/05
Class Y
Net asset value, beginning of period                                                  $   8.83        $   9.33        $  9.12
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                $   0.44        $   0.39        $  0.44
 Net realized and unrealized gain (loss) on investments                                   0.06           (0.46)          0.28
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $   0.50        $  (0.07)       $  0.72
Distributions to shareowners:
 Net investment income                                                                   (0.45)          (0.43)         (0.51)
 Net realized gain                                                                          --              --             --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $   0.05        $  (0.50)       $  0.21
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $   8.88        $   8.83        $  9.33
==============================================================================================================================
Total return*                                                                             5.65%          (0.77)%         8.07%
Ratio of net expenses to average net assets+                                              0.57%           0.58%          0.61%
Ratio of net investment income to average net assets+                                     4.89%           4.20%          4.43%
Portfolio turnover rate                                                                     31%             60%            49%
Net assets, end of period (in thousands)                                              $613,523        $521,480        $21,027
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             0.57%           0.58%          0.61%
 Net investment income                                                                    4.89%           4.20%          4.43%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             0.57%           0.58%          0.61%
 Net investment income                                                                    4.89%           4.20%          4.43%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/09  53

                                                                  Year         7/6/07 (a)
                                                                  Ended        to
                                                                  6/30/09      6/30/08
 Class Z
 Net asset value, beginning of period                             $ 9.10       $ 8.89
----------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                           $ 0.54       $ 0.45
  Net realized and unrealized gain (loss) on investments           (0.28)        0.22
----------------------------------------------------------------------------------------
    Net increase from investment operations                       $ 0.26       $ 0.67
 Distributions to shareowners:
  Net investment income                                            (0.58)       (0.46)
  Net realized gain                                                (0.11)          --
----------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                       $(0.43)      $ 0.21
----------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 8.67       $ 9.10
========================================================================================
 Total return*                                                      3.42%        7.63%(b)
 Ratio of net expenses to average net assets+                       0.65%        0.58%**
 Ratio of net investment income to average net assets+              5.91%        5.00%**
 Portfolio turnover rate                                              34%          73%
 Net assets, end of period (in thousands)                         $  382       $  102
 Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      0.67%        0.58%**
  Net investment income                                             5.89%        5.00%**
 Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                      0.65%        0.58%**
  Net investment income                                             5.91%        5.00%**
========================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**  Annualized.
+   Ratios with no fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

54    Pioneer Bond Fund | Annual Report | 6/30/09

Notes to Financial Statements | 6/30/09

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on April 30, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares and Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


                               Pioneer Bond Fund | Annual Report | 6/30/09    55

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At June 30, 2009 two securities have been fair valued, which represents 0.45% of net assets. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Temporary cash investments are valued at cost which approximates market value.

   All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and are included in interest income. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


56    Pioneer Bond Fund | Annual Report | 6/30/09

   The Fund has elected to defer $3,538,318 of capital losses recognized between November 1, 2008 and November 30, 2008 to its fiscal year ending June 30, 2010.

   At June 30, 2009, The Fund had a net capital loss carryforward of $34,915,354, of which, the following amounts will expire between 2010 and 2017 if not utilized: $1,200,417 in 2010, $1,672,126 in 2011, $209,164 in
   2012, $3,069,321 in 2013, $11,368,423 in 2014, $7,681,574 in 2015, $7,604,882
   in 2016 and $2,109,447 in 2017.

   At June 30, 2009, the Fund has reclassified $1,641,671 to decrease distributions in excess of net investment income, $1,190,889 to decrease accumulated net realized loss on investments and $450,782 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 was as follows:


                                                    2009                    2008
   Distributions paid from:
   Ordinary income                           $59,574,652             $53,255,381
   Long-term capital gain                     10,910,390                      --
   -----------------------------------------------------------------------------
     Total                                   $70,485,042             $53,255,381
   =============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at June 30, 2009.


                                                                            2009
   Distributable earnings:
   Undistributed ordinary income                                    $    734,831
   Capital loss carryforward                                         (34,915,354)
   Current year dividends payable                                     (3,337,781)
   Post October loss deferred                                         (3,538,318)
   Unrealized depreciation                                           (44,740,855)
   -----------------------------------------------------------------------------
     Total                                                          $(85,797,477)
   =============================================================================

   The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the tax basis adjustments on interest or defaulted bonds.


                               Pioneer Bond Fund | Annual Report | 6/30/09    57

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $73,709 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2009.

D. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that each class of shares can bear different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the


58    Pioneer Bond Fund | Annual Report | 6/30/09
   value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion, and 0.40% of the excess over $2 billion. For the year ended June 30, 2009, the effective management fee was equal to 0.50% of the Fund's average daily net assets.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25% and 0.65% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through November 1, 2013 for Class A shares and Class Z shares and through November 1, 2010 for Class B, Class C and Class R shares. PIM expects to continue its limitation of expenses unless the expense limit agreement with the Fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that PIM will extend the expense limitation beyond November 1, 2013 for Class A shares and Class Z shares November 1, 2010 for Class B, Class C and Class R shares.

The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement be in the best interests of the Fund and its shareowners.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $14,872 in management fees, administrative costs and certain other services payable to PIM at June 30, 2009.


                               Pioneer Bond Fund | Annual Report | 6/30/09    59

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2009, such out of pocket expenses by class of shares were as follows:


Shareholder Communications:
Class A                                                                 $293,512
Class B                                                                   15,862
Class C                                                                   42,607
Class R                                                                   22,251
Class Y                                                                  104,173
Class Z                                                                       69
--------------------------------------------------------------------------------
    Total:                                                              $478,474
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $101,817 in transfer agent fees and shareholder communications expense payable to PIMSS at June 30, 2009.


4. Distribution and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,704 in distribution fees payable to PFD at June 30, 2009. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of


60    Pioneer Bond Fund | Annual Report | 6/30/09
the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the Fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2009, CDSCs in the amount of $88,231 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended June 30, 2009, the Fund's expenses were reduced $5,166 under such arrangements.


6. Unfunded Loan Commitments

As of June 30, 2009, the Fund had unfunded loan commitments of approximately $90,000 (excluding unrealized depreciation on those commitments of $7,152 as of June 30, 2009), which could be extended at the option of the borrower pursuant to the following loan agreements:


                                                                      Unfunded
 Borrower                                                             Commitment
 Bausch & Lomb, Inc., Delayed Draw Term Loan                          $90,000

7. Merger Information

On May 15, 2009, beneficial owners of Regions Morgan Keegan approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date") by exchanging all of Region Morgan Keegan Select Fixed Income Fund's net assets in Class A, Class C, and Class I for Pioneer Bond Fund's shares, based on Pioneer Bond Fund's Class A and Class Y shares' ending net asset value, respectively. Region Morgan Keegan Select Fixed Income Fund's net assets in Class C were exchanged into Pioneer Bond Fund's Class A.


                               Pioneer Bond Fund | Annual Report | 6/30/09    61

The following charts show the details of the reorganization as of that Closing
Date:



                                                 Regions Morgan
                          Pioneer                Keegan Select          Pioneer
                          Bond Fund              Fixed Income Fund      Bond Fund
                          (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
 Net Assets
  Class A                 $276,477,901           $  36,518,366          $313,960,037
  Class B                 $ 31,100,916           $          --          $ 31,100,916
  Class C                 $ 48,515,093           $     963,769          $ 48,515,093
  Class R                 $ 15,664,037           $          --          $ 15,664,037
  Class Y/I               $518,695,851           $  71,406,867          $590,102,718
  Class Z                 $    373,324           $          --          $    373,324
------------------------------------------------------------------------------------
 Total Net Assets         $890,827,123           $ 108,889,002          $999,716,125
------------------------------------------------------------------------------------
 Shares Outstanding
  Class A                   32,629,637               4,117,511            37,054,919
  Class B                    3,692,276                      --             3,692,276
  Class C                    5,783,455                 108,700             5,783,455
  Class R                    1,830,795                      --             1,830,795
  Class Y/I                 61,769,449               8,054,285            70,270,266
  Class Z                       43,870                      --                43,870
 Shares Issued in
  Reorganization
  Class A                                                                  4,425,282
  Class Y                                                                  8,500,817


                                                 Unrealized             Accumulated
                                                 Depreciation On        Loss On
                                                 Closing Date           Closing Date
 Regions Morgan Keegan
  Select Fixed Income Fund                       $(1,407,573)           $(7,590,952)

8. Subsequent Event

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through August 20, 2009, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


62    Pioneer Bond Fund | Annual Report | 6/30/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian, brokers and agents or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
August 20, 2009


                               Pioneer Bond Fund | Annual Report | 6/30/09    63

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 88.87% and 0.00%, respectively.


64    Pioneer Bond Fund | Annual Report | 6/30/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 67 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                               Pioneer Bond Fund | Annual Report | 6/30/09    65

                                Position Held           Term of Office and
Name and Age                    With the Fund           Length of Service

John F. Cogan, Jr. (82)*        Chairman of the Board,  Trustee since 1996.
                                Trustee and President   Serves until a
                                                        successor trustee is
                                                        elected or earlier
                                                        retirement or
                                                        removal.






------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*       Trustee and Executive   Trustee since 2008.
                                Vice President          Serves until a
                                                        successor trustee is
                                                        elected or earlier
                                                        retirement or
                                                        removal.

------------------------------------------------------------------------------




                                                                                                             Other Directorships
Name and Age                    Principal Occupation During Past Five Years                                  Held by this Trustee

John F. Cogan, Jr. (82)*        Deputy Chairman and a Director of Pioneer Global Asset Management S.p.A.     None
                                ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment
                                Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                                Chairman and Director of Pioneer Institutional Asset Management, Inc.
                                (since 2006); Director of Pioneer Alternative Investment Management Limited
                                (Dublin); President and a Director of Pioneer Alternative Investment
                                Management (Bermuda) Limited and affiliated funds; Director of PIOGLOBAL
                                Real Estate Investment Fund (Russia) (until June 2006); Director of Nano-C,
                                Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President and Director of Pioneer Funds
                                Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer
                                Funds; and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*       Director, CEO and President of Pioneer Investment Management USA Inc.        None
                                (since February 2007); Director and President of Pioneer Investment
                                Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                                February 2007); Executive Vice President of all of the Pioneer Funds (since
                                March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                                April 2007); Head of New Markets Division, Pioneer Global Asset Management
                                S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


66  Pioneer Bond Fund | Annual Report | 6/30/09

Independent Trustees


                                Position Held        Term of Office and
Name and Age                    With the Fund        Length of Service

David R. Bock (65)              Trustee              Trustee since 2005.
                                                     Serves until a
                                                     successor trustee is
                                                     elected or earlier
                                                     retirement or
                                                     removal.

---------------------------------------------------------------------------
Mary K. Bush (61)               Trustee              Trustee since 1997.
                                                     Serves until a
                                                     successor trustee is
                                                     elected or earlier
                                                     retirement or
                                                     removal.





















---------------------------------------------------------------------------


                                                                                  Other Directorships
Name and Age             Principal Occupation During Past Five Years              Held by this Trustee

David R. Bock (65)       Managing Partner, Federal City Capital Advisors          Director of Enterprise Community Investment,
                         (boutique merchant bank) (1997 to 2004 and 2008 -        Inc. (privately-held affordable housing
                         present); and Executive Vice President and Chief         finance company); Director of New York
                         Financial Officer, I-trax, Inc. (publicly traded health  Mortgage Trust (publicly traded mortgage
                         care services company) (2004 - 2007)                     REIT); and Director of Oxford Analytica, Inc.
                                                                                  (privately-held research and consulting
                                                                                  company)
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)        President, Bush International, LLC (international        Director of Marriott International, Inc.;
                         financial advisory firm)                                 Director of Discover Financial Services
                                                                                  (credit card issuer and electronic payment
                                                                                  services); Director of Briggs & Stratton Co.
                                                                                  (engine manufacturer); Director of UAL
                                                                                  Corporation (airline holding company); Director
                                                                                  of Mantech International Corporation (national
                                                                                  security, defense, and intelligence technology
                                                                                  firm); and Member, Board of Governors,
                                                                                  Investment Company Institute
---------------------------------------------------------------------------------------------------------------------------------


                               Pioneer Bond Fund | Annual Report | 6/30/09  67

                                Position Held        Term of Office and
Name and Age                    With the Fund        Length of Service

Benjamin M. Friedman (64)       Trustee              Trustee since 2008.
                                                     Serves until a
                                                     successor trustee is
                                                     elected or earlier
                                                     retirement or
                                                     removal
---------------------------------------------------------------------------
Margaret B.W. Graham (62)       Trustee              Trustee since 1996.
                                                     Serves until a
                                                     successor trustee is
                                                     elected or earlier
                                                     retirement or
                                                     removal.
---------------------------------------------------------------------------
Thomas J. Perna (58)            Trustee              Trustee since 2006.
                                                     Serves until a
                                                     successor trustee is
                                                     elected or earlier
                                                     retirement or
                                                     removal.
---------------------------------------------------------------------------
Marguerite A. Piret (61)        Trustee              Trustee since 1996.
                                                     Serves until a
                                                     successor trustee is
                                                     elected or earlier
                                                     retirement or
                                                     removal.
---------------------------------------------------------------------------


                                                                                      Other Directorships
Name and Age                 Principal Occupation During Past Five Years              Held by this Trustee

Benjamin M. Friedman (64)    Professor, Harvard University                            Trustee, Mellon Institutional Funds
                                                                                      Investment Trust and Mellon Institutional
                                                                                      Funds Master Portfolio (oversees 17
                                                                                      portfolios in fund complex)


-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)    Founding Director, Vice President and Corporate          None
                             Secretary, The Winthrop Group, Inc. (consulting firm);
                             and Desautels Faculty of Management, McGill University



-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)         Chief Executive Officer, Quadriserv, Inc. (technology    None
                             products for securities lending industry) (2008 -
                             present); Private investor (2004 - 2008); and Senior
                             Executive Vice President, The Bank of New York
                             (financial and securities services) (1986 - 2004)

-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)     President and Chief Executive Officer, Newbury, Piret &  Director of New America High Income Fund,
                             Company, Inc. (investment banking firm)                  Inc. (closed-end investment company)




-------------------------------------------------------------------------------------------------------------------------------


68  Pioneer Bond Fund | Annual Report | 6/30/09

Fund Officers


                            Position Held               Term of Office and
Name and Age                With the Fund               Length of Service

Dorothy E. Bourassa (61)    Secretary                   Since 2003. Serves
                                                        at the discretion of
                                                        the Board

------------------------------------------------------------------------------
Christopher J. Kelley (44)  Assistant Secretary         Since 2003. Serves
                                                        at the discretion of
                                                        the Board

------------------------------------------------------------------------------
Mark E. Bradley (49)        Treasurer                   Since 2008. Serves
                                                        at the discretion of
                                                        the Board




------------------------------------------------------------------------------
Luis I. Presutti (44)       Assistant Treasurer         Since 2000. Serves
                                                        at the discretion of
                                                        the Board
------------------------------------------------------------------------------
Gary Sullivan (51)          Assistant Treasurer         Since 2002. Serves
                                                        at the discretion of
                                                        the Board
------------------------------------------------------------------------------
David F. Johnson (29)       Assistant Treasurer         Since 2009. Serves
                                                        at the discretion of
                                                        the Board


------------------------------------------------------------------------------


                                                                                                  Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                         by this Officer

Dorothy E. Bourassa (61)      Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                              Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                              Secretary from November 2000 to September 2003)
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)    Associate General Counsel of Pioneer since January 2008 and         None
                              Assistant Secretary of all of the Pioneer Funds since September
                              2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)          Vice President -- Fund Accounting, Administration and               None
                              Controllership Services of Pioneer; and Treasurer of all of the
                              Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from
                              March 2004 to February 2008; Assistant Treasurer of all of the
                              Pioneer Funds from March 2004 to February 2008; and Treasurer and
                              Senior Vice President, CDC IXIS Asset Management Services from
                              2002 to 2003
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)         Assistant Vice President -- Fund Accounting, Administration and     None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)            Fund Accounting Manager -- Fund Accounting, Administration and      None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)         Fund Administration Manager -- Fund Accounting, Administration and  None
                              Controllership Services since November 2008 and Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; Client
                              Service Manager -- Institutional Investor Services at State Street
                              Bank from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------

                               Pioneer Bond Fund | Annual Report | 6/30/09  69

                            Position Held               Term of Office and
Name and Age                With the Fund               Length of Service

Teri W. Anderholm (49)      Chief Compliance Officer    Since 2007. Serves
                                                        at the discretion of
                                                        the Board


------------------------------------------------------------------------------


                                                                                                        Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                               by this Officer

Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of all        None
                              the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005 to
                              December 2006); Consultant, Fidelity Investments (February 2005 to
                              July 2005); Independent Consultant (July 1997 to February 2005)
-----------------------------------------------------------------------------------------------------------------------------------



70  Pioneer Bond Fund | Annual Report | 6/30/09

                             This page for your notes.










                               Pioneer Bond Fund | Annual Report | 6/30/09    71

                             This page for your notes.










72    Pioneer Bond Fund | Annual Report | 6/30/09

                             This page for your notes.










                               Pioneer Bond Fund | Annual Report | 6/30/09    73

                             This page for your notes.










74    Pioneer Bond Fund | Annual Report | 6/30/09

                             This page for your notes.










                               Pioneer Bond Fund | Annual Report | 6/30/09    75

                             This page for your notes.










76    Pioneer Bond Fund | Annual Report | 6/30/09

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $44,286 in 2009 and approximately
$42,300 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2009 or 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2009 and $8,290 in 2008.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended June 30, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2009 and $8,290 in 2008.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 28, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 28, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 28, 2009

* Print the name and title of each signing officer under his or her signature.